AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON 3/11/96

                                                       FILE NOS:   2-28049
                                                                 811-1586

                    SECURITIES AND EXCHANGE COMMISSION
                    ----------------------------------
                          Washington, D.C. 20549

                               FORM N-1A
                               ---------

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /

             Pre-Effective Amendment No. _______              /   /

             Post-Effective Amendment No. 45                  / X /

                                and/or

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY      / X /
    ACT OF 1940

                           Amendment No. 45

                   (Check appropriate box or boxes.)

                        THE KAUFMANN FUND, INC.
                        -----------------------
          (Exact name of Registrant as Specified in Charter)
                    140 E. 45TH STREET, 43RD FLOOR
                       NEW YORK, NEW YORK  10017
                       -------------------------
                (Address of Principal Executive Office)
          Registrant's Telephone Number, including Area Code:
                             212-922-0123
                             ------------

       MARTIN V. MILLER, ESQUIRE, 140 E. 45TH STREET, 43RD FLOOR
                NEW YORK, NEW YORK 10017 - 212-922-0123
                 ------------------------------------
                (Name and Address of Agent for Service)

       Approximate Date of Proposed Public Offering: As soon as practicable following effective date.


It is proposed that this filing will become effective (check appropriate box):

/ X /    immediately upon filing pursuant to paragraph (b)

/   /    on (DATE) pursuant to paragraph (b)

/   /    60 days after filing pursuant to paragraph (a)(1)

/   /    on (date) pursuant to paragraph (a)(1)

/   /    75 days after filing pursuant to paragraph (a)(2)

/   /    on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/   /    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         A Rule 24f-2 Notice for the year ended December 31, 1995
         was filed on February 15, 1996


TOTAL NUMBER OF PAGES ____
EXHIBIT INDEX BEGINS
ON PAGE               ____

                               FORM N-1A
                               _________

                         CROSS REFERENCE SHEET
                         _____________________


Form N-1A PART A
----------------

ITEM #                                  PROSPECTUS LOCATION
------                                  -------------------

1.   Cover Page....................     Cover Page

2.   Synopsis......................     Summary and Fee Table

3.   Condensed Financial                Schedule of Selected per Share
     Information...................     Data and Ratios, Financial Highlights

4.   General Description of             The Fund, Investment Objective
     Registrant....................     and Policies, The Investment
                                        Policies Particularized,
                                        Investment Risks, Portfolio
                                        Turnover

5.   Management of the Fund........     Management of the Fund

5A.  Management Discussion of           Management's Discussion of
     Fund Performance..............     Fund Performance

6.   Capital Stock and Other
     Securities.....................    Capital Stock

7.   Purchase of Securities             Purchase of Fund Shares,
     Being Offered..................    Account Statements,
                                        Determination of Net Asset
                                        Value, Distribution Plan,
                                        Special Investor Services,
                                        Service Fees

8.   Redemption or
     Repurchase......................   Redemption of Shares

9.   Pending Legal Proceedings.....     N/A

FORM N-1A PART B
----------------

                                   LOCATION IN STATEMENT
ITEM #                             OF ADDITIONAL INFORMATION
------                             -------------------------

10.  Cover Page..............      Cover Page

11.  Table of Contents.......      Table of Contents

12.  General Information           See Item "The Fund" in
     and History.............      Prospectus

13.  Investment Objectives         Investment Objective and
     and Policies............      Policies, Investment
                                   Restrictions

14.  Management of the Fund..      Management of the Fund

15.  Control Persons and
     Principal Holders of          Principal Holders of
     Securities..............      Securities

16.  Investment Advisory           Investment Advisory Services,
     and Other Services......      Custodian, Auditor, See item
                                   "Transfer Agent and Custodian"
                                   in Prospectus
17.  Brokerage Allocation and
     Other Practices.........      Brokerage Allocation

18.  Capital Stock and             See item "Capital Stock" in
     Other Securities........      Prospectus

19.  Purchase, Redemption and      Purchase and Redemption of
     Pricing of Securities         Shares, Special Investor
     Being Offered............     Services, Distribution Plan.
                                   See "Purchase of Fund Shares" and
                                   "Determination of Net Asset Value"
                                   in Prospectus

20.  Tax Status...............     Taxes, Dividends and Capital
                                   Gains, See same heading in Prospectus

21.  Underwriters.............     N/A

----------------------------

                                   LOCATION IN STATEMENT
ITEM #                             OF ADDITIONAL INFORMATION
------                             -------------------------

22.  Calculations of Performance   Additional Performance Information
     Data......................    for the Fund

23.  Financial Statements......    Financial Statements

FORM N-1A PART C
----------------

ITEM #                             LOCATION IN PART C
------                             ------------------

24.  Financial Statements          Financial Statements and
     and Exhibits...........       Exhibits

25.  Persons Controlled by
     or Under Common Control       Persons Controlled by or Under
     with Registrant........       Common Control with Registrant

26.  Number of Holders of          Number of Holders of
     Securities.............       Securities

27.  Indemnification........       Indemnification

28.  Business and Other
     Connections of                Business and Other Connections
     Investment Advisor.....       of Investment Advisor

29.  Principal Underwriter..       Principal Underwriter

30.  Location of Accounts          Location of Accounts and
     and Records............       Records

31.  Management Services....       Management Services

32.  Undertakings...........       Undertakings



               T H E   K A U F M A N N   F U N D,   I N C.

                           P R O S P E C T U S

                        M A R C H  1 1,  1 9 9 6
               __________________________________________

                                PART A

PROSPECTUS & APPLICATION                                        MARCH 11, 1996


                        THE KAUFMANN FUND, INC.


                   140 EAST 45TH STREET, 43RD FLOOR
                       NEW YORK, NEW YORK  10004
                            (212) 922-0123

FOR HELP IN COMPLETING      QUESTIONS CONCERNING       FOR CURRENT NET ASSET
YOUR APPLICATION:           SHAREHOLDERS ACCOUNTS:     VALUE PER SHARE:
1-800-261-0555              1-800-261-0555             (212) 661-4699

INVESTMENT OBJECTIVE - CAPITAL APPRECIATION

The Fund seeks capital appreciation by investing principally in common stocks.

SHARE SALES AT NET ASSET VALUE

Shares are sold at net asset value. The Fund has adopted a Rule 12b-1 plan whereby up to .75% of the Fund's assets per year may be utilized currently for distribution expenses. The Fund charges 0.2% in connection with each redemption of Fund shares acquired after February 1, 1985.

MINIMUM INITIAL INVESTMENT

The minimum initial investment is $1,500 for regular accounts. For IRA accounts and for the Automatic Investment Plan the minimum initial investment is $500.

PLANS AVAILABLE


The Fund offers Automatic Investment Plans, Systematic Withdrawal
Accounts and The Kaufmann/Reserve Fund Money Market Switch Plan.


The Prospectus sets forth concisely, the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read and retain this prospectus for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge. A Statement of Additional Information, dated the date of this Prospectus, is hereby incorporated by reference into this Prospectus and is available without charge upon request to the Fund at the address or telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TABLE OF CONTENTS

                                                                       Page(s)

SUMMARY . .    .    .    .    .    .    .    .    .    .    .

FEE TABLE .    .    .    .    .    .    .    .    .    .    .

CONDENSED FINANCIAL INFORMATION    .    .    .    .    .    .

THE FUND  .    .    .    .    .    .    .    .    .    .    .

INVESTMENT OBJECTIVES AND POLICIES .    .    .    .    .    .

THE INVESTMENT POLICIES PARTICULARIZED  .    .    .    .    .

INVESTMENT RISKS    .    .    .    .    .    .    .    .    .

PORTFOLIO TURNOVER. .    .    .    .    .    .    .    .    .

MANAGEMENT OF THE FUND . .    .    .    .    .    .    .    .
     Investment Advisor  .    .    .    .    .    .    .    .

PURCHASE OF FUND SHARES  .    .    .    .    .    .    .    .
          By Mail   .    .    .    .    .    .    .    .    .
          By Telephone   .    .    .    .    .    .    .    .
          By Bank Wire   .    .    .    .    .    .    .    .
          Through Broker-Dealers   .    .    .    .    .    .
          General   .    .    .    .    .    .    .    .    .

Account Statements  .    .    .    .    .    .    .    .    .

REDEMPTION OF SHARES     .    .    .    .    .    .    .    .
          General   .    .    .    .    .    .    .    .    .
          Good Order for Redemption Requests .    .    .    .
          By Mail   .    .    .    .    .    .    .    .    .
          By Telephone, Telegram or Overseas
            Cable   .    .    .    .    .    .    .    .    .
          Accuracy of Investor Account Information     .    .
          Redemption at the Option of the Fund    .    .    .
          Redemption in Kind  .    .    .    .    .    .    .

TAXES, DIVIDENDS AND CAPITAL GAINS .    .    .    .    .    .

CAPITAL STOCK  .    .    .    .    .    .    .    .    .    .

                                                                       Page(s)

DETERMINATION OF NET ASSET VALUE   .    .    .    .    .    .

SPECIAL INVESTOR SERVICES     .    .    .    .    .    .    .
     Money Market Switch Plan .    .    .    .    .    .    .
     Automatic Investment and
     Systematic Withdrawal Plans   .    .    .    .    .    .
     Retirement Plans and IRA Accounts  .    .    .    .    .
     Shareholder Statements and Reports .    .    .    .    .

DISTRIBUTION PLAN   .    .    .    .    .    .    .    .    .

SHAREHOLDER SERVICING AND TRANSFER AGENT
AND CUSTODIAN  .    .    .    .    .    .    .    .    .    .

APPLICATION    .    .    .    .    .    .    .    .    .    .

             SUPPLEMENT TO PROSPECTUS DATED MARCH 11, 1996


FOR ARIZONA RESIDENTS ONLY
--------------------------

    The Kaufmann Fund, Inc. (the "Fund") has adopted a distribution plan effective October 19, 1987 and subsequently amended pursuant to which the Fund may incur distribution expenses of up to .75% per annum of the Fund's average net assets.

    While these fees may exceed the industry norm, the Distribution Plan was approved by the vote of the majority of Fund shareholders. (See Distribution Plan, Page ___).

    If in any taxable year the Fund does not qualify as a regulated investment company under the Internal Revenue Code, all Fund distributions to shareholders would be taxed as ordinary dividends. (See Taxes, Dividends, and Capital Gains, Page ___).

    Investors in The Kaufmann Fund, Inc. should be aware that the aggressive investment techniques of the Fund entail greater than average risk to the extent such techniques are utilized. (See Investment Risks, Page ___).

FOR IOWA RESIDENTS ONLY
-----------------------

    The Kaufmann Fund, Inc. (the "Fund") entails greater than average risks for investors due to its aggressive investment policies. (See Investment Risks, Page ___).

    In addition, the positions of two officers and directors of the Fund (Messrs. Utsch and Auriana) create an inherent potential conflict of interest. (See Potential Conflicts, Page ___, in the Statement of Additional Information).

FOR OHIO RESIDENTS ONLY
-----------------------

    1. This prospectus must be delivered to the investor prior to the consummation of sale.

    2. Investment in this investment company may involve a higher degree of risk than investment in more traditional open-end, diversified investment companies because the company:

       May purchase up to 49% of the voting securities of any one issuer.

       May invest up to 50% of its assets in the securities of issuers with an operating history of less than three years continuous operation and up to 10% of the value of its net assets in restricted securities and other illiquid assets.

       May borrow, pledge, mortgage or hypothecate assets on behalf of the company up to 50% of the total company assets.

       May purchase the securities of other investment companies with no limitation.

       May borrow for leveraging purposes. Leveraging has advantages and disadvantages, both of which should be carefully evaluated by the investors. Leveraging is discussed in more detail on Page ___ of the prospectus.

FOR MISSOURI AND SOUTH DAKOTA RESIDENTS ONLY
--------------------------------------------

    The securities of The Kaufmann Fund, Inc. (the "Fund") may involve certain risks due to the Fund's investment policies such as (1) Leverage
- borrowing money for investment (see Leverage, Page ___); (2) Short sales - the sale of borrowed securities (see Short Sales, Page ___); (3) Short term operations - making short term investments (see Short Term Investments, Page ___); (4) Put and call options (see Investment Objectives and Policies, Page ___). These aggressive investment techniques will entail greater than average risks to the extent such strategies are utilized. (See Investment Risks, Page ___).

FOR TEXAS RESIDENTS ONLY
------------------------

    Shares of the The Kaufmann Fund, Inc. (the "Fund") may also be purchased through registered broker dealers. There may be a charge for this service; see Page ___ of the Fund's prospectus for further information.

    Jack White and Co. Inc. acts as the broker-dealer for the Fund in the State of Texas.

                                SUMMARY

THE FUND

    The Kaufmann Fund, Inc. (the "Fund") is an open-end, diversified management investment company the investment objective of which is capital appreciation. Production of income is incidental to this objective. The Fund seeks to achieve its investment objective by investing in common stocks, convertible preferred stocks and bonds including convertible bonds.

    The Fund may also invest, subject to specific percentage limitations, in warrants, options, restricted securities, the securities of foreign issuers and in the securities of other investment companies. The Fund may also engage, again subject to specific percentage limitations, in short selling and in leveraging. These investment policies are deemed to be speculative. (See the text under the caption "Investment Objective and Policies" pages ____ through ____ of the Prospectus and under the caption "Investment Objective, Policies and Restrictions", pages ____ through ____ of the Statement of Additional Information, for detailed information.)

PURCHASE OF SHARES

    Shares of the Fund are sold at net asset value. Shares of the Fund may be purchased by mail, by bank wire or telephone, and through broker-dealers (see "Purchase of Shares" at pages ______). The price at which Fund shares are offered to the public will vary with fluctuations in the market value of securities and other assets owned by the Fund.

    The Fund has adopted a distribution plan pursuant to which the Fund may currently incur distribution expenses of up to .75% per year of the Fund's average daily net assets (see "Distribution Plan" at page ____).

    The minimum initial investment is $1,500 ($500 for Individual Retirement Accounts and Automatic Investment Plan accounts). Subsequent investments may be made at any time in amounts of $1,000 or more by telephone, (subject to certain restrictions), $100 or more by mail, or $50 or more through the Automatic Investment Plan or, according to your tax situation, for IRA accounts.

    The Fund has available for its investors the following specialized accounts: a Systematic Withdrawal Plan, Automatic Investment Plan, Individual Retirement Accounts ("IRAs") and The Kaufmann/Reserve Fund Money Market Switch Plan (see "Special Investor Services" at pages ___).

SERVICE FEES

    The Fund may pay service fees of up to .25% per annum of the Fund's average daily net assets for personal services to customers by broker dealers and for the maintenance of shareholder accounts.

REDEMPTION OF SHARES

    Shares are redeemable at net asset value, as next determined after receipt of a redemption request in proper form. The Fund will impose a redemption fee on Fund shares acquired after February 1, 1985, equal, in the aggregate, to 2/10ths of 1% of the value of the shares redeemed (see "Redemption of Shares" at pages ______).

INVESTMENT ADVISOR

    Edgemont Asset Management Corporation serves as the Fund's investment advisor.

                               FEE TABLE

    The following table summarizes your maximum transaction costs from investing in the Fund and expenses incurred by the Fund based on its most recent fiscal year. For a description of these costs and expenses, see "Management of the Fund" at page ____, and "Distribution Plan" at page ____ in this Prospectus. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods.

SHAREHOLDER TRANSACTION EXPENSES

     Sales Load Imposed on Purchases     .................. None
     Sales Load Imposed on Reinvested Dividends    ........ None
     Deferred Sales Load Imposed on Redemptions    ........ None
     Redemption Fee
     (as a percentage of amount redeemed,
     if applicable)  ...................................... 0.2% (1)


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

     Management Fees ...................................... 1.50%
     12b-1  ............................................... 0.53% (2)
     Service Fees ......................................... 0.08% (2)
     Interest Expense ..................................... 0.01%
     Other Expenses ....................................... 0.05% (3)
     TOTAL FUND OPERATING EXPENSES ........................ 2.17%


------------------------------
1 The Fund imposes a 2/10ths of 1% (0.2%) redemption fee on the redemption price of the Fund's capital stock shares that are redeemed, if such shares were purchased after February 1, 1985.
2 Long-term shareholders may pay more than the economic equivalent of the maximum permitted front-end sales charges.
3 Edgemont Asset Management Corporation has agreed to assume certain expenses of the Fund that exceed the limits prescribed by any state in which the Fund's shares are qualified for sale.

  For redemption by wire there is a $9.00 fee.


                        THE KAUFMANN FUND, INC.
                               FEE TABLE


EXAMPLES:
As an investor in the Fund, you would incur the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) a redemption fee equal to 0.2%, and (3) redemption at the end of each period:

            1 YEAR       3 YEARS       5 YEARS       10 YEARS
            ------       -------       -------       --------
             $24           $70           $119          $254

Your $1,000 investment would incur the following expenses, assuming 5% annual return but no redemption:

            1 YEAR       3 YEARS       5 YEARS       10 YEARS
            ------       -------       -------       --------
             $22           $68           $117          $251


The table is provided to assist you in understanding the costs and expenses of investing in the Fund and your share of the operating expenses which the Fund incurs. The table and examples are based on the operating expenses for the Fund's last fiscal year. The table and examples do not represent past or future expense levels, and actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return has varied.

                                                                        The Kaufmann Fund, Inc.
                                                                         FINANCIAL HIGHLIGHTS
                                              Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                        Year Ended December 31,
                        -------------------------------------------------------------------------------------------------------
                              1995         1994       1993       1992       1991      1990      1989     1988     1987     1986
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year           $3.76        $3.45      $2.95      $2.65      $1.53     $1.63     $1.11    $0.70    $1.13    $1.13
-------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
Net Investment
 Income (Loss)              (0.060)       (0.06)    (0.049)     (0.05)     (0.05)    (0.04)    (0.03)     -       0.01     0.02
Net Realized and
 Unrealized Gain (Loss)
 on Investments              1.445         0.37      0.584       0.35       1.25     (0.06)     0.55     0.41    (0.43)   (0.02)
                        ----------   ----------   --------   --------   --------   -------   -------   ------   ------   ------
Total From Investment
 Operations                  1.385        0.310      0.535       0.30       1.20     (0.10)     0.52     0.41    (0.42)    0.00
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
Dividends from Net
 Investment Income            -             -         -           -          -         -         -        -       0.01      -
Distributions from Net
 Realized Gain               0.095          -        0.035        -         0.08       -         -        -        -        -
                        ----------   ----------   --------   --------   --------   -------   -------   ------   ------   ------
Total Distributions          0.095         0.00      0.035       0.00       0.08      0.00      0.00     0.00     0.01     0.00
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 End of Year                 $5.05        $3.76      $3.45      $2.95      $2.65     $1.53     $1.63    $1.11    $0.70    $1.13
-------------------------------------------------------------------------------------------------------------------------------

Total Return                 36.84 %       8.99 %    18.18 %    11.32 %    79.18 %   (6.14)%   46.85 %  58.57 % (37.16)%   0.00 %

-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:

Net Assets, End of Year
 (In Thousands)         $3,163,310   $1,592,551   $966,632   $314,371   $141,134   $39,711   $36,370   $5,731   $1,888   $3,285
Ratio of Expenses (After
 Expense Reimbursement)
 to Average Net
 Assets (%)                   2.17 %       2.29 %     2.53 %     2.94 %     3.64 %    3.45 %    2.36 %   2.00 %   2.00 %   1.48 %
Ratio of Interest
 Expense to Average
 Net Assets (%)               0.01 %       0.02 %     0.03 %     0.08 %     0.52 %     -         -        -        -        -
                        ----------   ----------   --------   --------   --------   -------   -------   ------   ------   ------
Ratio of Expenses (After
 Expense Reimbursement
 Less Interest Expense)
 to Average Net
 Assets (%)                   2.16 %       2.27 %     2.50 %     2.86 %     3.12 %    3.45 %    2.36 %   2.00 %   2.00 %   1.48 %
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets (%)      (1.24)%      (1.58)%    (1.34)%    (1.74)%    (1.96)%   (2.56)%   (1.41)%  (0.23)%   0.92 %   1.67 %
Portfolio Turnover
 Rate (%)                       60 %         47 %       55 %       51 %      128 %     195 %     202 %    343 %    228 %    125 %
Shares Outstanding
 at End of Year
 (In Thousands)            626,600      424,108    280,157    106,469     53,225    25,980    22,268    5,171    2,685    2,908
-------------------------------------------------------------------------------------------------------------------------------
Borrowings for the Year:

Amount of Debt
 Outstanding at
 End of Year                  -            -   $49,000,000 $4,015,965 $3,017,622      -         -         -       -        -
Average Amount of
 Debt Outstanding
 During the Year              -      $3,776,120  4,563,115  3,260,421  2,149,395      -         -         -       -        -
Average Number of
 Shares Outstanding
 During the Year
 (In Thousands)               -         333,175    182,699     79,977     32,294      -         -         -       -        -
Average Amount of
 Debt Per Share
 During the Year              -           $0.01      $0.03      $0.04      $0.06      -         -         -       -        -



Note A: In 1986, there was a change in the Fund's management, and shareholders approved extensive changes in the Fund's investment policies and restrictions.

This information has been examined and reported on by Sanville & Company, Independent Public Accountants, for the years ended
December 31, 1995, 1994, 1993, 1992, 1991, 1990 and 1989, by Stavisky, Knittle, Isaacs & Dichek, Independent Public Accountants,
for the years ended December 31, 1988, 1987 and 1986.

                                                                4



                                THE FUND


    The Kaufmann Fund, Inc. (the "Fund"), originally incorporated as a New York corporation on September 11, 1967, became dormant over the years and did not again become fully operational until 1986 when present management assumed control. The Fund was actively managed until February, 1993, when the Fund was reorganized as a Maryland corporation with the same investment management. The Fund's offices are at 140 E. 45th Street, 43rd Floor, New York, NY 10017, and its telephone number is
(212) 922-0123. The Fund is an open-end, diversified, management investment company, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, it invests the monies received from the sale of its shares in a portfolio of securities.


                  INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of the Fund is capital appreciation.
Production of income is incidental to this objective. There is no assurance that the Fund will achieve its investment objective.

    Among factors the Fund considers when selecting investments in companies are (i) the growth prospects for a company's products, (ii) the economic outlook for its industry, (iii) a company's new product development, (iv) its operating management capabilities, (v) the relationship between the price of the security and its estimated fundamental value, (vi) relevant market, economic and political environments, and (vii) financial characteristics such as balance sheet analysis and return on assets.

    The Fund's principal investments are in common stocks, convertible preferred stocks and bonds, including convertible bonds. The Fund may not invest in real estate limited partnership interests but may invest in master limited partnership interests that are traded on a national securities exchange. The Fund may also invest up to 5% of net assets in warrants, up to 25% of the Fund's net assets in the securities of issuers domiciled in foreign countries and engage in the purchase and sale of put and call options in an amount of up to 10% of its net assets. The Fund may make short sales of securities in an aggregate amount not greater than 25% of net assets, and may borrow up to 33-1/3% of net assets. For the leverage obtained by and the restrictions on borrowing, including the risks thereof, see "Borrowing to Purchase Securities (Leverage)" at page ____. For the risks involved in investing in foreign securities, see "Foreign Securities" page ____.
For the risks involved in engaging in short sales and investing in warrants see the text under the captions "Short Sales and Hedging Operations" page ____ and "Warrants" page ____. For the risks involved in investing in options, see the text under the caption "Risks Relating to Options" page ____ in the Statement of Additional Information. The Fund's investment policies concerning options, restricted securities, short sales, warrants, foreign securities and short-term investing may be changed without shareholder approval.

    The Fund invests primarily in the securities of small and medium-sized companies (those with sales of less than $500 million) which fall outside of the Standard & Poor's 500 Index of securities and which securities may be speculative. The Fund acquires securities on national security exchanges, on NASDAQ, and in the over-the-counter market, including new issues, and may invest up to 10% of its net assets in restricted securities, i.e., securities which are not readily marketable, and in repurchase agreements which mature in seven days or more. The Fund may also invest up to 10% of its total assets in securities of other registered investment companies. When the Investment Advisor so determines, the Fund reserves the right to invest, from time to time, temporarily for defensive purposes, an unlimited portion of its assets in investment grade debt securities (rated AA by Standard & Poor's Corp. and Aa by Moody's Investor Services, Inc.), United States Government securities and certificates of deposit, and to hold cash. When the Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.

    Reference is made to the Statement of Additional Information for additional descriptions of the Fund's investment policies concerning investing in the shares of other investment companies, investing in repurchase agreements, the purchase and sale and the writing of put and covered call options.

                THE INVESTMENT POLICIES PARTICULARIZED

DIVERSIFICATION

    The Fund is a diversified investment company. A diversified company is one which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such company and not more than 10% of the outstanding voting securities of such issuer.

    A company which meets these requirements shall not lose its status as a diversified company because of any subsequent discrepancy between the value of its various investments and the requirements, so long as any such discrepancy existing immediately after its acquisition of any security or other property is neither wholly nor partly the result of such acquisition.

CONCENTRATION


    While the Fund will not concentrate its investments, it has reserved the right to invest up to 25% of the value of its total assets in a particular industry.

OPTIONS

    The Fund may write, purchase and sell put and covered call options, and may engage in strategies employing combinations thereof. Purchases by the Fund of put and call option contracts will be conducted so that immediately after purchase of any such contract the aggregate sum represented by premiums paid for such option contracts then held by the Fund, after deducting the proceeds of covered options sold, will not exceed 10% of the Fund's net assets.

    A put option purchased by the Fund constitutes a hedge against a decline in the price of a security owned by the Fund. A call option constitutes a hedge against an increase in the price of a security which the Fund has sold short. Gains and losses on investments in options depend on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors. Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. The maximum loss exposure involved in the purchase of an option is the cost of the option contract.

    See page ___ of Statement of Additional Information for further details.

BORROWING TO PURCHASE SECURITIES (LEVERAGE)

    The Fund may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case.

    The Fund may borrow money only from banks and only if, immediately after the borrowing, the value of its net assets (including borrowings), less its liabilities (excluding borrowings but including securities borrowed in connection with short sales) is at least 300% of the amount of the borrowing, plus all other outstanding borrowings. The amount the Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make a loan for the purpose of buying or carrying "margin stocks" if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the "maximum loan value" of the collateral securing the loan. "Margin stock" includes, among other securities, stocks registered or having unlisted trading privileges on a national securities exchange, any equity security not traded on a national securities exchange which the Federal Reserve Board has determined has the characteristics to warrant being traded on a national securities exchange, options and warrants to acquire margin stock and debt convertible into a margin stock or carrying a warrant or right to purchase a margin stock. A maximum loan value is assigned by the Federal Reserve Board to specified types of collateral. Puts, calls and combinations of puts and calls essentially have no loan value.

    If, for any reason, (including adverse market conditions) the Fund fails to meet this asset coverage test, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of the Fund's portfolio securities at a time when it is disadvantageous to do so.

RESTRICTED SECURITIES

    The Fund may invest up to 10% of the value of its net assets in restricted securities (including repurchase agreements with maturities of over seven days) or other illiquid assets. Restricted securities are securities which, at any particular time, may not be readily and publicly marketable. In valuing such securities for purposes of computing net asset value, the Board of Directors, or a person or persons acting under the authority of the Board of Directors, will be required to make a good faith determination of current value which, in all cases, will be at a discount from the market value of the same type of securities of the same company which are not subject to restrictions. The amount of the discount is based upon the difference between the negotiated price paid for such securities and the market value of the unrestricted securities at the time the purchase is agreed upon, but may be increased or reduced, from time to time, by the Board of Directors, or a person or persons acting under the authority of the Board of Directors. It is often difficult to sell restricted securities at a price approximating what is deemed to be their current value. In addition, there is often a considerable time gap between the decision to sell restricted securities and the actual sale, which time gap can adversely affect the price obtainable.

    If and when the Fund sells any restricted securities, it may be deemed an "underwriter" within the meaning of the Securities Act of 1933 with respect thereto, and registration under the Securities Act of 1933 may be required, in which case, the Fund may have to bear the expenses of such registration if the issuer or other person from whom the Fund acquired such securities has not agreed to bear such expenses. Such expenses of registration may be substantial. Other than as described, the Fund may not underwrite the securities of other issuers.

    The Fund may also invest in securities eligible for resale under Rule 144A of the Securities Act of 1933 ("144A securities"). This Rule allows certain qualified institutional buyers, such as the Fund, to trade in privately placed securities despite the fact that such securities are not registered under the Securities Act. The Fund's investment advisor, acting pursuant to procedures adopted by the Board, will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, the nature of the securities and the marketplace trades.

    A Rule 144A security may become illiquid after purchase and the Fund's Board of Directors will then determine what, if any action, is required.

SHORT SALES

    The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as short term capital gain or loss.

    Since short selling can result in profits when stock prices generally decline, the Fund in this manner, can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes. Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales. Among the factors which management may consider in making short sales are a decreasing demand for a company's products, lower profit margins, lethargic management, and a belief that a disparity exists between the price of the security and its underlying assets or other values.

    No short sale will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. The value of the securities of any one issuer that have been shorted by the Fund is limited to the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. In addition, to secure the Fund's obligation to replace any borrowed security, it will place in a segregated account, an amount of cash or U. S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale, and any cash or U. S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). The Fund will thereafter maintain daily the segregated amount at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short, or the market value of the securities at the time they were sold short. The Fund may make short sales "against the box", i.e., short sales made when the Fund owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation.

    The Fund may only engage in short sale transactions in securities listed on one or more national securities exchanges or on NASDAQ.

WARRANTS

    The Fund also may invest up to 5% of its net assets in warrants. Included within this amount, but not to exceed 2% of the value of the Fund's net assets may be warrants which are not listed on the New York or American Stock Exchanges. A reason for investing in warrants is to permit the Fund to participate in an anticipated increase in the market value of a security without having to purchase the security to which the warrants relate. Warrants convey no rights to dividends or voting rights, but only an option to purchase equity securities of the issuer at a fixed price. If such securities appreciate, the warrants may be exercised and sold at a gain, but a loss will be incurred if such securities decrease in value or the term of the warrant expires before it is exercised. The 5% limitation does not include warrants acquired by the Fund in units or attached to other securities.

FOREIGN SECURITIES

    Investments will be made primarily in securities of companies domiciled in the United States, but the Fund has authority to make investments in securities of issuers domiciled in foreign countries. Such securities involve risks that are different from those of domestic issuers, including the possibilities of (i) different political and economic developments, (ii) imposition of governmental restrictions,
(iii) curtailment of dividends or principal through the use of currency blockage at the source, and (iv) nationalization, expropriation of the issuer or confiscatory taxation, (v) less regulation of business and industry practices, and (vi) higher brokerage commissions. Such securities also involve other considerations such as the then current exchange rate if such issuer does not pay interest or dividends in U.S. dollars. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer, trading volume may be substantially less and more volatile, there may be less publicly available information about the foreign issuer, and foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.

    Not more than 25% of the Fund's net assets may be invested in the securities of issuers domiciled in foreign countries.

LENDING OF PORTFOLIO SECURITIES

    In order to generate additional income, the Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

    The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

    The Fund will not lend its portfolio securities to Bowling Green Securities, Inc., a broker-dealer affiliated with the Investment
Advisor.

    Other than as set forth above, the Fund will not make loans, except that the Fund may purchase a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issue of the securities.

SHORT TERM INVESTMENTS

    The Fund may make short term investments when it is deemed desirable to do so. The Fund may, from time to time, sell a security without regard to the length of time that it has been held in order to realize a profit or to avoid an anticipated loss. Short term transactions produce higher portfolio turnover rates than would otherwise be the case, resulting in the likelihood of larger expenses (including brokerage commissions) than are incurred by mutual funds which engage only in long term transactions. If gains from short term trading exceed 30% of the Fund's gross income during any year, the Fund will not qualify for tax treatment as a regulated investment company for such year. See "Taxes, Dividends, and Capital Gains", page ____. There is, of course, no assurance that the Fund will obtain any gains from its short term investments.

                           INVESTMENT RISKS

    The Fund is subject to certain types of risks. It is subject to the risks of the securities markets in which the portfolio securities of the Fund are traded. Securities markets are cyclical and the prices of the securities traded in such markets rise and fall at various times. These cyclical periods may extend over significant periods of time.

    The Fund is also subject to the risk that the Manager will not be successful in managing the Fund's portfolio. The Manager will make decisions on buying, selling or holding portfolio securities based upon the skills of the Manager in interpreting the available economic, financial and market data.

    Investors should be aware that the investment techniques of the Fund will entail greater than average risk to the extent such techniques are utilized. Many of these techniques, such as short sales, borrowing money for investment, the purchase and sale of put and call options, investment in restricted securities and foreign securities, the lending of portfolio securities and trading over a short term period are considered to be of a speculative nature and to the extent put into effect, will result in greater turnover of the Fund's portfolio securities and greater expense than is customary for most mutual funds.

    Because of the nature of the Fund, the Fund's shares should not be considered as a complete investment program. When considering an investment in the Fund, each investor should take into consideration his or her investment objectives and present and future financial needs as the Fund assumes an above average risk of loss. The value of the Fund's shares tends to fluctuate to a greater degree than the shares of funds utilizing more conservative investment techniques or those having as investment objectives, the conservation of capital and/or the realization of current income. Accordingly, the Fund is not an appropriate vehicle for a short term investor or for those investors having immediate financial requirements. Rather, the Fund is designed for those investors who invest for the long term and have the financial ability to undertake greater risk in exchange for the opportunity of realizing greater financial gains in the future.

                          PORTFOLIO TURNOVER

    Because the Fund's investment approach stresses sensitivity to changes in the current and projected earnings of the companies represented in its portfolio and the effect of these changes in the market, the Fund's portfolio turnover rates may vary significantly from year to year. Moreover, purchases and sales of the Fund's shares may influence portfolio turnover rates.


    The Fund's portfolio turnover rate may vary significantly from year to year as well as within the year. A 100% turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced in a period of one year. A greater portfolio turnover rate reflects a greater number of securities transactions. The gain realized on a greater number of portfolio transactions will be subject to tax. The Fund will be liable for the tax on such gains unless distributed and, if distributed, shareholders may be proportionately liable (see "Taxes, Dividends and Capital Gains", page ____). High portfolio turnover involves correspondingly greater brokerage commission costs to the Fund.
Turnover can be expected to be higher than normal during periods when market fluctuations are more pronounced. To the extent that the Fund's portfolio transactions are effected through Bowling Green Securities, Inc. as broker, any increase in portfolio activity may be beneficial to that firm (and its owner Hans P. Utsch) because of brokerage commissions payable in connection therewith. See "Brokerage Allocation" and "Taxes, Dividends and Capital Gains" on pages ___ and ___ of the Statement of Additional Information. For 1993, the Fund had a portfolio turnover rate of 55%, for 1994 of 47% and for 1995 of 60%.


                        MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

    The Board of Directors has overall responsibility for the management of the Fund. Edgemont Asset Management Corporation, 140 E. 45th Street, 43rd Floor, New York, New York 10017 ("Edgemont"), is the Fund's investment advisor. Under the terms of the Investment Advisory Agreement, Edgemont, for the fee described below, provides investment management services to the Fund. Edgemont is responsible for the overall management of the Fund's business affairs. Edgemont has served as investment advisor to the Fund or its predecessor since 1985.

    Mr. Hans T. Utsch is Chairman of the Board, a Director and Secretary and Mr. Lawrence Auriana is a Director, President and Treasurer of Edgemont. Mr. Utsch has been engaged in the securities business since 1962 as an analyst, money manager and investment banker. Mr. Auriana has been engaged in the securities business since 1965 as an analyst, broker and venture capitalist. Messrs. Utsch and Auriana co-founded Edgemont in August, 1984, and they have been responsible for managing the Fund's portfolio since March 15, 1985. Neither of them acts as a portfolio manager of any other fund or investment company.

    The Annual Report of the Fund contains additional performance information; a copy will be made available upon request and without charge.

    Edgemont (i) determines the composition of the Fund's portfolio, the nature and timing of the changes therein, and the manner of implementing such changes, and (ii) provides the Fund with such investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment of its funds.

Edgemont performs such duties in accordance with any directions it may receive from the Fund's Board of Directors.

    The Fund has permitted Edgemont to use Bowling Green Securities, Inc. ("Bowling Green") as one of the Fund's principal brokers for exchange traded securities transactions only. Mr. Utsch is the owner of Bowling Green; Mr. Auriana serves as a registered representative of Bowling Green. Any use of Bowling Green must be in compliance with
Section 17(e) of the Investment Company Act and the rules thereunder.

    Edgemont will receive a fee, payable monthly, for the performance of its services at an annual rate of 1-1/2% of the average net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares. The advisory fee is higher than that charged by most other management investment companies.


    The Fund's total expenses for the year ending December 31, 1995, before expense reimbursement were $54,141,619; the net expenses after reimbursement were $50,641,249 or 2.17% of average net assets after expense reimbursement.


                        PURCHASE OF FUND SHARES

BY MAIL


    ALL PURCHASES MADE BY CHECK SHOULD BE IN U. S. DOLLARS AND MADE PAYABLE TO THE KAUFMANN FUND, INC. OR IN THE CASE OF A RETIREMENT
ACCOUNT THE CUSTODIAN. THIRD PARTY CHECKS EXCEPT THOSE PAYABLE TO AN EXISTING SHAREHOLDER WHO IS A NATURAL PERSON (AS OPPOSED TO A
CORPORATION OR PARTNERSHIP) AND CHECKS DRAWN ON CREDIT CARD ACCOUNT WILL NOT BE ACCEPTED.


    Shares of the Fund may be purchased at the per share net asset value (see p. ___) by sending a completed subscription Application (included in the Prospectus or obtainable from the Fund) to the Transfer Agent, accompanied by a check payable to The Kaufmann Fund, Inc. in payment for shares. Subscription Applications sent to the Fund will be forwarded to the Transfer Agent, and will not be effective until received by the Transfer Agent. The price at which the shares will be purchased will be their net asset value as determined after receipt of such subscription by the Transfer Agent. The minimum initial investment by a shareholder is $1,500 ($500 for IRA Accounts and accounts opened under the Automatic Investment Plan) or such lower amount as the Board of Directors of the Fund may, time to time, establish. Subsequent purchases by mail (minimum of $100) may be made by sending to the Transfer Agent the stub from the shareholder statement with the shareholder's full name and account number along with a check payable to The Kaufmann Fund, Inc.
The Fund will not accept mail orders without payment enclosed, nor will the Fund accept a conditional purchase order. THE FUND RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION.

BY TELEPHONE (ONLY FOR INVESTORS WHO HAVE MADE A WRITTEN ELECTION TO DO SO - SEE "GENERAL" BELOW)

    Subsequent investments may be made by telephone by calling the Transfer Agent at (800) 261-0555. Telephone purchase orders from existing shareholders may be placed in an amount ($1,000 minimum or such lower amount as may be established by the Board of Directors) not exceeding $10,000 or seven times the shareholder's then current account balance, whichever is less. Telephone orders will be taken in dollar amounts only, for full and fractional shares. Payment for shares purchased must be received by the Transfer Agent by the seventh day. No bill will be sent to the investor, and it will be the responsibility of the investor to make payment within the time limitation described herein. If payment is not received by the Transfer Agent, the shareholder's account will be charged for the amount of the purchase.

    For assistance, shareholders should call the Transfer Agent at
(800) 261-0555.

    Investors desiring to make purchases other than by mail or telephone, or to purchase Fund shares in excess of the allowable limits for telephone purchase orders may transmit payment for Fund shares by bank wire (see "By Bank Wire", below).

ACCURACY OF INVESTOR ACCOUNT INFORMATION

    The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording of all telephonic instructions. ASSUMING PROCEDURES SUCH AS THE ABOVE HAVE BEEN FOLLOWED, NEITHER BOSTON FINANCIAL DATA SERVICES, INC., THE FUND'S TRANSFER AGENT, NOR THE FUND WILL BE LIABLE FOR ANY LOSS, COST, OR EXPENSE FOR ACTING UPON AN INVESTOR'S TELEPHONE INSTRUCTIONS. WE SHALL HAVE AUTHORITY, AS YOUR AGENT, TO REDEEM SHARES IN YOUR ACCOUNT TO COVER ANY SUCH LOSS. As a result of this policy, the investor will bear the risk of any loss unless the Fund has failed to follow procedures such as the above.

BY BANK WIRE

    Shares of the Fund may be purchased by domestic or overseas bank wire. The wire order must contain registration instructions (i.e., full names and addresses of all investors, taxpayer identification number, and the account number). Shareholders opening an account must telephone in advance to obtain a new account number. The name of the Fund must appear on the wire for proper credit. The investor must have the bank wire transmitted to State Street Bank & Trust Co., ABA #011000028, for credit to Boston Financial Data Services, Inc. A/C #99050874 further credit

(Kaufmann/Shareholder's A/C# and name). Wires received by the Bank will be executed at the Fund's net asset value per share as next determined after receipt of the wired funds.

    For assistance the shareholder should call the Transfer Agent at
(800) 261-0555.

THROUGH BROKER-DEALERS

    Investors may, if they so desire, purchase Fund shares through registered broker-dealers. Such broker-dealers may make a charge to the investor for their services. Such fees and services may vary in amount among broker-dealers, who may impose higher initial or subsequent investment requirements than those established by the Fund.

GENERAL

    After an initial investment, a shareholder may participate in the telephone purchase and redemption service only by making a written election to do so. The election may be on the initial application form or by writing to the Fund, with the shareholder's signature guaranteed. A shareholder who wants to change any telephone service option previously elected may do so by filing with the Fund a letter with instructions with the shareholder's signature guaranteed. (For guarantee instructions, see "Good Order for Redemption Requests" below.)

    ORDER NUMBERS ARE ASSIGNED TO TELEPHONE PURCHASE ORDERS IN ORDER TO DISTINGUISH PAYMENT FOR THOSE PURCHASE ORDERS FROM MAIL PURCHASE ORDERS. IF AN INVESTOR WHO UTILIZES THE TELEPHONE PURCHASE ORDER SERVICE FAILS TO INCLUDE THE ORDER NUMBER ON THE PAYMENT FOR SUCH PURCHASE ORDER, THE INVESTOR SHOULD BE AWARE THAT THE FUND MAY TREAT THIS AS A SEPARATE AND ADDITIONAL PURCHASE ORDER. IF SUCH AN EVENT OCCURS, RESULTING FROM THE INVESTOR'S FAILURE TO INCLUDE THE ORDER NUMBER ASSIGNED TO THE PURCHASE ORDER, THE INVESTOR'S ACCOUNT WILL BE CHARGED FOR ANY LOSS INCURRED FROM THE CANCELLATION OF THE PURCHASE ORDER. IN THE EVENT THE SHAREHOLDER'S ACCOUNT BALANCE IS INSUFFICIENT TO COVER THE LOSS, EDGEMONT ASSET MANAGEMENT CORPORATION WILL REIMBURSE THE FUND FOR THE DIFFERENCE:
CONVERSELY, IF THE CANCELLATION RESULTS IN A GAIN, EDGEMONT ASSET MANAGEMENT CORPORATION WILL BE ENTITLED TO THE GAIN. SEE "ACCURACY OF INVESTOR ACCOUNT INFORMATION" PAGE ____.

    All checks should be made payable to The Kaufmann Fund, Inc. and should be drawn on a U. S. bank. Neither the Fund nor the Transfer Agent will accept checks drawn on a foreign bank unless provision is made for payment through a U. S. bank in U. S. dollars.

    If payment for any purchase order is not received by the Fund or the Transfer Agent, as specified herein, or if the investor's check is not honored upon presentment, the order is subject to cancellation by the Fund, and the purchaser's existing account with the Fund immediately will be charged for any loss incurred.

    Each subscriber will be sent a Confirmation Advice in lieu of a stock certificate reflecting full and fractional shares purchased, unless a stock certificate is specifically requested in writing by all registered owners of such shares with their signatures guaranteed (see "Good Order for Redemption Requests" p. ___ for information on signature guarantees). It is recommended to all shareholders that a stock certificate not be requested unless needed for a specific purpose. This eliminates the trouble and expense of safeguarding the stock certificates and the cost of a lost instrument bond in the event of loss or destruction.

    The price for shares purchased will be their net asset value as next determined after receipt of a subscription at the office of the Transfer Agent. The net asset value of Fund shares is determined as of the close of trading on the New York Stock Exchange (which currently is 4:00 P.M. Eastern time) on each day that the Exchange is open for trading. Purchase orders, whether by mail or by telephone or wire, which are received prior to the close of trading on the New York Stock Exchange, will be executed at the net asset value per share as determined as of the close of trading on the New York Stock Exchange on that day. Purchase orders received after the close of trading, or on a day when the New York Stock Exchange is not open for business, will be executed at the net asset value per share next determined.

    The Fund reserves the right to discontinue the acceptance of telephone orders, without notice, and to waive minimum purchase requirements at its discretion. The Fund may also decline to accept any purchase when, in its judgment, acceptance would not be to the advantage or in the best interests of existing shareholders and may, on a case-by-case basis, prohibit or restrict purchase of its shares by an investor whose activity it deems excessive.

    A new account application is included at the end of this Prospectus or can be obtained by writing directly to the Fund.

                            NET ASSET VALUE

    The Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including dividends and income earned but not yet received) and dividing the result by the total number of outstanding shares in the Fund. For purposes of determining the value of the Fund's portfolio securities, interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Foreign securities traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time the Fund's assets are valued.

    The Fund's portfolio securities are valued primarily based on market quotations, or, if quotations are not available, by a method that the Board of Directors believes accurately reflects fair value. In accordance with procedures approved by the Board of Directors, a pricing service, bank or broker-dealer experienced in such matters may be used to perform the above-described valuation functions.

                          ACCOUNT STATEMENTS

    The Transfer Agent will send the shareholder a confirmation each time the shareholder purchases or redeems shares. The Transfer Agent will also send a statement after the end of each fiscal (calendar) year, which will show all share transactions including dividends and capital gains distributions for that year. The Fund will advise the shareholder annually of how such dividends or distributions are to be characterized for Federal income tax purposes.

                         REDEMPTION OF SHARES

GENERAL

    Shares may ordinarily be redeemed by mail, telephone, telegram, or overseas cable. The redemption price will be the net asset value per share as next determined after receipt of a redemption request in Good Order by the Transfer Agent (see "Determination of Net Asset Value", page ____), and may be subject to a redemption fee of 2/10th of 1%.

GOOD ORDER FOR REDEMPTION REQUESTS

    Good Order means the request for redemption must include: (1) your share certificates, if any, endorsed by all registered shareholders for the account exactly as the shares are registered and the signature(s) must be guaranteed, as described below; (2) a "letter of instruction", which is a letter specifying the name of the Fund, the number of shares to be sold, the name(s) in which the account is registered, and your account number - your letter of instruction must be signed by all registered shareholders for the account using the exact names in which the account is registered (IF SHARE CERTIFICATES ARE NOT BEING TRANSMITTED, THEN THE SIGNATURE(S) ON THE LETTER OF INSTRUCTIONS MUST BE GUARANTEED); and (3) other supporting legal documents, as may be necessary, for redemption requests by corporations, estates, trusts, guardianships, custodianships, partnerships, pension and profit sharing plans. Signature guarantees, when required, must include guarantees for all registered shareholders for the accounts and must be guaranteed by an eligible guarantor. An eligible guarantor is one that is a participant in a STAMP Program (a Securities Transfer Agents Medallion Program). Please call the Transfer Agent at (800) 261-0555 with questions concerning eligible guarantors.

    A signature guarantee is a widely recognized way to protect you by guaranteeing the signature on your request. Signature guarantee(s) will be accepted from banks, brokers, dealers, municipal securities dealers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies and savings associations. A SIGNATURE GUARANTEE BY A NOTARY PUBLIC WILL NOT BE ACCEPTED.

    A fee will be charged on the redemption of shares equal to 2/10th of 1% of the redemption price of the shares of capital stock of the Fund being redeemed, if such shares were purchased after February 1, 1985. The redemption fee is payable to the Fund out of the redemption price otherwise payable to such shareholders. No such fee may be imposed on the shares of the Fund purchased on or before February 1, 1985. Redemption fee proceeds will be applied to the Fund's aggregate expenses allocable to providing redemption services, including transfer agent fees, postage, printing, telephone costs and employment costs relating to the handling and processing of redemptions. Any excess fee proceeds will be added to the Fund's assets.


    Payments for shares redeemed will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. However, redemption proceeds will not be transmitted until the investor's personal or bank check for the purchase of Fund shares has cleared. When share purchases are paid for by check or periodic automatic investment, redemptions will not be allowed unless the investment being redeemed has been in the account for 15 business days. WHERE A SHAREHOLDER SIMULTANEOUSLY REDEEMS SHARES FOR WHICH PAYMENT HAS CLEARED AND SHARES FOR WHICH PAYMENT HAS NOT CLEARED, THE SHAREHOLDER AUTHORIZES THE FUND TO DELAY TRANSMITTAL OF ALL OF THE REDEMPTION PROCEEDS UNTIL ALL PAYMENTS HAVE CLEARED. Where a shareholder elects to have the redemption proceeds transmitted directly to the shareholder's predesignated account at a domestic bank, the proceeds will be sent via ACH. In the event your bank is not an ACH member, the proceeds will be sent by wire. Redemptions of less than $1,000 will be sent to your bank by check. The Transfer Agent will not honor any redemption request that contains a restriction as to the time, date or share price at which the redemption is to be effective.


BY MAIL

    Shares of the Fund may be redeemed by mail by writing directly to the Transfer Agent and enclosing the duly endorsed stock certificate, if one has been issued, with signatures guaranteed. See "Good Order for Redemption Requests" above. There are no special forms for redemption. Shareholders residing abroad may obtain a signature verification from any U.S. Consulate under official seal.

BY TELEPHONE, TELEGRAM OR OVERSEAS CABLE

    Shares of the Fund may be redeemed by calling (800) 261-0555, or by sending a telegram to the Transfer Agent, or an overseas cable. In order to utilize the procedure for redemption by telephone, telegram or overseas cable, a shareholder previously must have elected this procedure in writing, the shareholder's account must have been opened previously by the shareholder and be reflected as such in the computer records of the Transfer Agent, the stock certificate for shares being redeemed must be held by the Transfer Agent, and the redemption proceeds must be transmitted directly to the shareholder's predesignated account at a domestic bank (see "Good Order for Redemption Requests" above).
A shareholder may elect at any time to use the telephone, telegram or overseas cable redemption service. For assistance the shareholder should call the Transfer Agent at (800) 261-0555. When utilizing the telephone, telegram or overseas cable redemption service, the shareholder must give the full name, number of shares to be redeemed and account number or the redemption request will not be processed. See "Accuracy of Investor Account Information," p. ____ for information regarding redemptions by telephone.

    Shareholders should understand that with the telephone redemption option, they may be giving up a measure of security that they might otherwise have if they were to redeem their shares in writing. In addition, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired.

    The Fund reserves the right to change or discontinue without prior notice, the procedures for or availability of, telephone service for redemption requests.

REDEMPTION AT THE OPTION OF THE FUND

    If the value of the shares in a shareholder's account is less than $500, the Fund may notify the shareholder that, unless the account is brought up to $500 in value, it will redeem all the shareholder's shares and close the account by paying the shareholder the redemption price (less the redemption fee, if any) and dividends and distributions declared and unpaid at the date of redemption. The Fund will give the shareholder thirty days after it sends the notice to bring the account up to $500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts.
This right of redemption shall not apply if the value of a shareholder's account drops below $500 as the result of market action.

    The Fund reserves the right to do this because of the expense to the Fund, in relation to the size of the investment, of maintaining small accounts.

REDEMPTION IN KIND

    The Fund has filed a Notification under Rule 18f-1 under the Investment Company Act, pursuant to which it has undertaken to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such election period. The Fund intends to also pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed to be in the best interest of the Fund to do so. In making a redemption in kind, the Fund reserves the right to select from each portfolio holding a number of shares which will reflect the portfolio make-up and the value of which will approximate as closely as possible, the value of the Fund shares being redeemed, or to select from one or more portfolio investments, shares equal in value to the total value of the Fund shares being redeemed: any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the disposition of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Fund shares tendered for redemption.

                  TAXES, DIVIDENDS AND CAPITAL GAINS

    The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, as amended, with the result that taxable income of the Fund will be reduced by the amount of distributions to shareholders. The Fund intends to distribute all of its net investment income and net capital gains, if any, annually. If necessary to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31 are deemed to have been paid by the Fund and received by shareholders on December 31st of the prior year. Such income dividends and capital gains distributions, as may be paid, will be reinvested in shares of the Fund at net asset value or, at the election of each shareholder, paid in cash. Unless the shareholder specifically instructs otherwise, all such dividends and distributions will be reinvested in additional shares of the Fund, at net asset value. Dividends and distributions are taxable to the shareholder whether taken in cash or reinvested in additional shares.

    Distributions of income dividends and short-term capital gains are taxable to the shareholders as ordinary income. Dividends (but not capital gains) paid by the Fund qualify for the 70% dividends received deduction for corporations unless derived from interest income or foreign source income. Distributions from long-term capital gains, whether paid in cash or additional shares of the Fund, are taxable to the shareholder for Federal income tax purposes as a long-term capital gain, regardless of the length of time Fund shares have been held by the shareholder.

    If you purchase shares shortly before the record date for a dividend or a capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, whether you elect to receive your dividends and distributions in additional Fund shares or take them in cash.

    Shareholders may be proportionately liable for taxes on income and gains of the Fund, but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

    Congress has mandated that if any shareholder fails to provide and certify to the accuracy of his or her social security number or other taxpayer identification number, the Fund will be required to withhold 31% of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure. In addition, shareholders will be subject to a fine payable to the Internal Revenue Service.

    Accordingly, in the event a shareholder fails to furnish and certify a taxpayer identification number, or the Internal Revenue Service notifies the Fund that a shareholder's taxpayer identification number is incorrect, or that withholding is otherwise required, the Fund will commence withholding on such shareholder's account. Once withholding is established, all withheld amounts will be paid to the Internal Revenue Service, from whom such shareholder should seek any refund. If withholding is commenced with respect to any shareholder account, the shareholder should consult with the shareholder's attorney or tax advisor or contact the Internal Revenue Service directly.

    Information as to the tax status of dividends and distributions paid to the shareholders will be furnished annually by the Fund.
Shareholders should consult their own tax advisers with respect to any applicable state and local taxes on such dividends and distributions.

                             CAPITAL STOCK

    The Fund, a Maryland corporation, has an authorized capitalization of one billion shares of capital stock, par value $0.10 per share. Shares of stock issued by the Fund are all of one class, are designated capital stock, are redeemable by the Fund at the option of the holder of the stock and have equal dividend, liquidation and voting rights, each share being entitled to one vote. There are no pre-emptive or other special rights outstanding or attached to any of the Fund's shares, nor are there any restrictions on the right to freely retain or dispose of such shares.

    Maryland law does not require the holding of annual shareholders' meetings unless otherwise required by law. However, 10% of the outstanding voting securities of the Fund shall have the right to call a shareholders' meeting for purposes of voting on the removal of a director.

    The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Fund's Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect anyone to the Board of Directors.

    Shareholders having questions concerning the Fund or their accounts should call the Transfer Agent at (800) 261-1700.

                       SPECIAL INVESTOR SERVICES


THE KAUFMANN/RESERVE FUND MONEY MARKET SWITCH PLAN
ONLY REGULAR AND IRA ACCOUNTS MAY PARTICIPATE

    Shareholders may elect to participate in the Kaufmann/Reserve Fund Money Market Switch Plan (the "Switch Plan" or "Plan"), and thereby have the proceeds ($1,000 minimum, unless lowered by the Fund's Board of Directors) from the redemption of their Fund shares invested directly in shares of The Reserve Fund, Inc. ("Reserve"), or have the proceeds from the redemption of the Reserve shares reinvested directly in shares of the Fund. Investors may elect to participate by completing the portion of the application form which refers to the Switch Plan. The Fund and Reserve are not responsible to Switch Plan participants for purchase or redemption delays under the plan as long as the Fund and Reserve transmit the proceeds in accordance with written arrangements between the Fund and Reserve in connection with the Plan.

    For Shareholders who have elected to participate in the Plan, the "switch" from Fund shares into Reserve shares may be made by calling the Transfer Agent at (800) 261-1700. The proceeds, less the combined amount of 2/10th of 1% of such redemption proceeds retained by the Fund and Transfer Agent charges, if any, will be wired to Reserve on the seventh day following the "switch" request. Reinvestment in Fund shares will not be possible until the eighth day after the date of the "switch" from the Fund to Reserve.

    For reinvestment in shares of The Kaufmann Fund, Inc., call the Transfer Agent at (800) 261-0555 and instruct it to redeem your Reserve shares and reinvest the proceeds in your open account with The Kaufmann Fund, Inc. The limitation described on page ____ for telephone purchase orders does not apply to these reinvestment requests, there being no maximums for reinvestments from Reserve. However, any investor who deviates from the previously described procedure for reinvestment will be, among other things, subject to the maximums described on page ____ for telephone purchase orders. Any such reinvestment request received by Fund's transfer agent prior to 4:00 p.m. East Coast Time, will be processed at that day's closing net asset value for Fund shares; requests received after 4:00 p.m. East Coast time will be processed at the next day's net asset value. For Reserve yield information, the number to call is (800) 637-1700.

    For Federal income tax purposes, any such switch into Reserve will be regarded as a sale of Fund shares and the purchase of the other. The Fund and Reserve retain the right to limit the number of times the "switch" may be used by any shareholder within a specified period of time, and the Plan may be terminated at any time by either the Fund or Reserve.


AUTOMATIC INVESTMENT PLAN

    You can make regular investments in The Kaufmann Fund, Inc. with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly by automatically deducting $50 or more from your bank checking account. You may change the amount of your monthly purchase at any time. There is a $500 minimum initial investment requirement for automatic investment plans. Shares will be purchased at the price next determined following receipt of the order by the Transfer Agent. You may cancel the Automatic Investment Plan at any time without payment of a cancellation fee. You will receive a confirmation from the Transfer Agent for every transaction, and a debit entry will appear on your bank statement reflecting a charge to your bank account.

    Upon completion of the necessary authorization form which is at the back of this prospectus or which may be obtained from the Transfer Agent by calling (800) 261-0555 and the forwarding of such form to the Transfer Agent, the shareholder's bank account will be debited for each investment being made to purchase Fund shares at net asset value.

    Shares may be redeemed by telephone if the Shareholder elects that option on the Account Application. The Shareholder may have the proceeds deposited directly in a checking or savings account previously designated on the Account Application. Under most circumstances, payments will be transmitted on the third business day following receipt of a valid request for redemptions. ACH redemption requests may be made by Shareholder by calling Boston Financial Data Services, Inc. at (800) 261-0555. Shareholders may close their accounts by telephone.

SYSTEMATIC WITHDRAWAL PLANS

    If you own shares of The Kaufmann Fund, Inc. worth $5,000 or more, you may periodically have proceed checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Program payments are drawn from share redemptions. If Systematic Withdrawal Program redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Shareholders considering this Plan should first contact the Fund's Transfer Agent by calling (800) 261-0555 for details concerning this Plan. An investor may initiate such a Plan by completing the Systematic Withdrawal Plan Section of the Application which is contained at the back of this Prospectus.

RETIREMENT PLANS AND IRA ACCOUNTS

    Shares of the Fund may be purchased directly by existing retirement plans which allow such investments.

    In addition, qualified individuals may establish an Individual Retirement Account ("IRA") to be funded with shares of the Fund. State Street Bank and Trust Company acts as custodian for any IRAs thus created.

    For further information, an interested person should call Boston Financial Data Services at (800) 261-0555.

SHAREHOLDER STATEMENTS AND REPORTS

    Each time you buy or sell shares or reinvest a dividend or capital gains distribution in the Fund, you will receive a statement confirming such transaction and listing your current share balance with the Fund. You will also receive annual and semi-annual reports and year-end tax information about your account(s).

                           DISTRIBUTION PLAN

    The Fund has adopted a distribution plan (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to .75% per annum of the Fund's average daily net assets.

    The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing and mailing of prospectuses and reports to other than existing shareholders; printing and distribution of sales literature, and the compensation of persons primarily engaged in the sale and marketing of the Fund's shares.

                             SERVICE FEES

    The Fund may also pay continuing service fees to broker dealers for personal service and for the maintenance of shareholder accounts. Such payments shall not exceed .25% per annum of the Fund's average daily net assets.

                     TRANSFER AGENT AND CUSTODIAN

    Boston Financial Data Services, Inc., Post Office Box 8331, Boston, MA 02266-8331 acts as shareholder servicing and transfer agent for the Fund. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 serves as custodian of the Fund's assets, including its portfolio securities. QUESTIONS CONCERNING SHAREHOLDER ACCOUNTS SHOULD BE DIRECTED TO BOSTON FINANCIAL DATA SERVICES, INC. BY CALLING (800) 261-0555.

         MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE FOR 1995

    The Fund's performance last year reflected the same investment strategy that we have pursued since we started managing the Fund's portfolio in 1986. We seek out companies with rapidly growing sales and earnings, that have positions of leadership in expanding markets, with proprietary products or know-how, proven management and strong balance sheets. We invest in such true growth companies for the long-term, frequently establishing an initial position as a result of an IPO (Initial Public Offering) and adding to it as we gain more confidence in the company's management and strategy.


    During 1994, the Fund achieved substantial gains in many of its core holdings, including Altera (programmable logic integrated circuits), Breed Technology (auto crash sensors & airbag systems), Exide (lead-acid batteries), Infosoft (software tools for text management), MediSense (self-administered blood glucose monitoring systems), Microchip Technology (field programmable 8-bit microcontrollers), Nukote Holdings (office printing cartridges) and Sun Healthcare (nursing homes, subacute care and rehab therapy). We took advantage of market weakness in the Spring and early Summer to add to these positions, and were rewarded for our timing when prices rebounded in the latter half of the year.


    The advantage of investing in small growth companies is clear to us. Historically, they have generated higher returns than large companies. What is important is selecting the right companies. In our view, there is no substitute for personally meeting with the management of companies, comparing them to their competitors, and carefully analyzing the fundamentals of their business. As the managers of the Kaufmann Fund, this is what we do every working day, with the sole aim of continuing to provide you, the individual investor, with superior rates of return over the long-term.

                    DESCRIPTION OF GRAPHIC MATERIAL

    Graphic material in the form of a comparison of the S&P 500 Index, the NASDAQ Index and the Kaufmann Fund has been included in the paper copy of Post-Effective Amendment No. 45. In accordance with the provisions of Regulation 304, here follows a fair and accurate narrative description of the graphic material.

                                   ANNUAL TOTAL RETURN

             1995    1994    1993    1992    1991    1990    1989    1988    1987    1986
            -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
KAUFMANN    36.89    8.99   18.18   11.32   79.18   -6.14   46.85   58.57  -37.16    1.80
S&P         37.53    1.31   10.06    7.61   30.40   -3.11   31.63   16.56    5.25    9.80
NASDAQ      39.92   -3.20   14.75   15.45   56.84  -17.80   19.26   15.41   -5.26   -2.98


    The annual total return figures for the Kaufmann Fund, Inc., for the NASDAQ Index and for the S&P 500 Index are presented graphically on an index scale ranging from 0 to 500 and a year scale for the years ending 12/31/85 (equals zero) through 12/31/95. The performance of the S&P Index commences at 100 on 12/31/85. Whereas the performance of the NASDAQ Index and the Fund commences 12/31/86. As of 12/31/95 the S&P Index is shown at 370, the NASDAQ Index at 250 and the Fund at 500.

                                PART B

                        THE KAUFMANN FUND, INC.
                  STATEMENT OF ADDITIONAL INFORMATION

                  ___________________________________



    This Statement of Additional Information (the "Statement"), which is not a prospectus (but which is incorporated into the Prospectus), supplements and should be read in conjunction with the current prospectus of The Kaufmann Fund, Inc. (the "Fund"), dated March 11, 1996, as it may be revised from time to time. To obtain a copy of the Fund's prospectus, please write to the Fund at 140 East 45th Street, 43rd
Floor, New York, New York 10017 or call 212-922-0123.


Date of Statement of Additional Information:  March 11, 1996.

                           TABLE OF CONTENTS


                                                                   Page
                                                                   ----

General Information and History    .    .    .    .    .    .       1

Investment Objective and Policies  .    .    .    .    .    .       1

Investment Restrictions  .    .    .    .    .    .    .    .       4

Management of the Fund   .    .    .    .    .    .    .    .       5

Principal Holders of Securities    .    .    .    .    .    .       7

Investment Advisory Services  .    .    .    .    .    .    .       7

Brokerage Allocation     .    .    .    .    .    .    .    .       9

Potential Conflicts .    .    .    .    .    .    .    .    .      11

Distribution Plan   .    .    .    .    .    .    .    .    .      11

Special Investor Services     .    .    .    .    .    .    .      12

Purchase and Redemption of Shares  .    .    .    .    .    .      14

Taxes, Dividends and Capital Gains      .    .    .    .    .      14

Custodian .    .    .    .    .    .    .    .    .    .    .      15

Auditor   .    .    .    .    .    .    .    .    .    .    .      15

Financial Statements     .    .    .    .    .    .    .    .      15

Performance Information  .    .    .    .    .    .    .    .      15

Additional Performance Information for the Fund   .    .    .      17

                    GENERAL INFORMATION AND HISTORY

    General information relating to the Fund and its history will be found on p. ___ of the prospectus under the caption "The Fund."

                   INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective and certain of its investment policies are described on pages ___ through ___ of the Fund's
Prospectus.

    In addition to the objective and policies discussed in the Prospectus, the Fund has adopted the following investment policies and techniques.

    Securities of Other Investment Companies - The Fund may invest up to 10% of the value of its total assets in the securities of other registered investment companies (open end or closed end), provided that the Fund may not purchase (i) more than 3% of the voting securities of any one investment company or (ii) securities of any investment company having an aggregate value in excess of 5% of the total value of the assets of the Fund. All such securities must be acquired by the Fund in the open market, in transactions involving no commissions or discounts to a sponsor or dealer other than customary brokerage commissions. The Fund will not invest in any investment company having a contingent deferred sales charge, but will not regard redemption fees of up to 2/10ths of 1% of the investment as such a charge.

    Repurchase Agreements - Repurchase agreements are arrangements in which banks, broker/dealers and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund's custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on a sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court would rule in favor of the Fund and allow it to retain or dispose of such securities. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions such as broker/dealers which are found by the Fund's investment adviser to be creditworthy. The Fund's investment adviser monitors the creditworthiness of the other parties to repurchase agreements.

    Repurchase agreements usually are for short periods such as one week, but could be longer. The Fund will not enter into repurchase agreements of more than seven days duration if more than 10% of its net assets would be invested in such repurchase agreements and in restricted securities. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940.

          Options Contracts and Risks -
          -----------------------------

          (i)  General

               Puts and calls are relatively short-term option contracts (rarely for periods longer than nine months) acquired at a cost or "premium" to the Fund or written by the Fund in return for a premium, in each case whether or not the option is exercised during its terms.

               A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

               A put purchased by the Fund constitutes a hedge against a decline in the price of a security owned by the Fund, it may be sold at a profit or loss depending upon changes in the price of the underlying security, it may be exercised at a profit provided that the amount of the decline in the price of the underlying security below the exercise price during the option period exceeds the option premium, or it may expire without value. A call constitutes a hedge against an increase in the price of a security which the Fund has sold short, it may be sold at a profit or loss depending upon changes in the price of the underlying security, it may be exercised at a profit provided that the amount of the increase in the price of the underlying security over the exercise price during the option period exceeds the option premium, or it may expire without value. The maximum loss exposure involved in the purchase of an option is the cost of the option contract.

         (ii)  Covered Option Writing

               So long as the obligation of the writer of a put or call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price.
This obligation terminates upon expiration of the option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option which he previously sold. Once a writer has been assigned an exercise notice in respect to an option, he is thereafter not allowed to repurchase that option. To secure his obligation to deliver the underlying security in the case of a call option, or to pay for the underlying security in the case of a put option, a writer is required to deposit with a custodian in escrow the underlying security or other assets and to mark the same to market, all in accordance with the rules of the clearing corporations and of the exchanges and securities laws.

               The principal reason for writing call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. The covered call option writer has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the obligation as a writer continues, but has retained the risk of loss, should the price of the security decline. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security remains above the exercise price, but has assumed an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. The option writer has no control over when he may be required to sell his securities in the case of a call option or to purchase securities in the case of a put option, since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain, of course, may in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

        (iii)  Risks Relating to Options

               An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the sale of underlying securities pursuant to the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

               Reasons for the absence of a liquid secondary market on an exchange include the following: (a) there may be insufficient trading interest in certain options; (b) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (c) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (d) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (e) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event, the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

               There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution, by an exchange, of special procedures which may interfere with the timely execution of customers' orders.

               The amount of the premiums which the Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

               For additional information concerning options see p. ___ of the Fund's prospectus.

                        INVESTMENT RESTRICTIONS

           The Fund has also adopted the following investment restrictions, which cannot be changed without the approval of the holders of a majority of its shares. The term "majority" means the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. These restrictions provide that the Fund shall not:

           1. Purchase securities on margin from brokers.

           2. Invest in commodities, commodity contracts or real estate, or limited partnership interests in real estate, except that the Fund may invest in readily marketable securities of real estate trusts or companies, and in master limited partnership interests traded on a national securities exchange.

           3. Borrow money, except from banks in an amount which will not cause the Fund's net assets (including the amount borrowed) to be less than 300% of such borrowed amount and then providing that (i) if the Fund's assets become less than three times the amount of the Fund's bank borrowing, the Fund will, within three days (not including Saturdays, Sundays or holidays) reduce its bank borrowings to the extent required to restore such 300% coverage and (ii) such bank borrowing may be collateralized by the deposit of portfolio securities with, or the segregation of such securities for the account of, the lending bank, but in no case will such bank borrowings exceed 50% of the net assets of the Fund or the value of such pledged securities exceed 75% of the total assets of the Fund.

           4. With respect to 50% of the value of its total assets, invest more than 5% of the value of its total assets in any one issuer, excluding United States Government securities, or purchase more than 10% of the outstanding voting securities of any one issuer.

           5. Participate in a joint securities trading account.

           6.  Issue senior securities except to the extent of borrowings.

           7.  Underwrite the securities of other issuers.

           8. Purchase the securities of an issuer, if any affiliate, (including the Fund's officers and directors) who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

           9. May not invest 20% or more of its net assets in securities of issuers with an operating history of less than three year continuous operation.

          10. Invest in oil, gas or mineral leases.

                        MANAGEMENT OF THE FUND

           The Fund's Directors are responsible for the Fund's management, and they have certain fiduciary duties and obligations to the Fund and its shareholders under the laws of the State of Maryland and applicable federal securities laws. The information provided below sets forth biographical information regarding each Director. Directors who are "interested persons" of the Fund, as that term is defined by
Section 2(a)(19) of the Investment Company Act of 1940 are marked by an asterisk. Generally speaking, the term "interested persons" includes persons who have close family or substantial financial or professional relationships with investment companies, their investment advisors, principal underwriters, officers and employees. The address of the Directors who are "interested persons" is 140 East 45th Street, 43rd Floor, New York, New York 10017.

Directors and Officers of the Fund
----------------------------------

*Hans P. Utsch; Director, President and Treasurer
     140 East 45th Street, 43rd Floor, New York, New York 10017

     He is Chairman of Edgemont Asset Management
     Corporation, the Fund's investment manager and has acted as such, since its founding in August, 1984. He is a co-portfolio manager of the Fund together with Mr. Auriana. Mr. Utsch holds a BA from Amherst College and an MBA from Columbia University. Mr. Utsch is the principal shareholder of Bowling Green Securities, Inc., a registered broker/dealer. For over the last five years he has managed that firm's investment port-folio. Age: 59.

*Lawrence Auriana; Chairman of the Board and Director, Vice President and Secretary
     140 East 45th Street, 43rd Floor, New York, New York 10017

     Mr. Auriana is President of Edgemont Asset
     Management Corporation, the Fund's investment manager, and has acted as such, since its founding in August, 1984.
     He is co-portfolio manager of the Fund together with Mr. Utsch. Mr. Auriana holds a BA from Fordham University and attended New York University's Graduate School of Business.
     Age: 52.

Leon Lebensbaum; Director
     3601 Hempstead Turnpike, Levittown, New York 11756

     Mr. Lebensbaum, an attorney and a certified public accountant, has been in private practice since 1970.
     He is currently a general partner in the accounting firm of Lebensbaum and Russo, an accounting firm.
     Prior thereto he was a Special Agent in the Intelligence Division of the Internal Revenue Service. Age: 72.

Gerard M. Grosof; Director
     31 Prospect Place, Brooklyn, New York 11217

     Mr. Grosof is a high-technology venture capitalist. He is a Director of Quantametrics, Inc. From 1982-1985 he was Vice President, Treasurer and a Director of Memory Metals, Inc., a metal alloy firm. From 1980 to 1982 he served as an officer of CG Technology Corporation, a contract research and development firm. Age: 65.

Pauline Gold, Esquire; Director
     150 Bay Street, Staten Island, New York 10301

     Mrs. Gold in an attorney and, since 1964, has been engaged in the private practice of law. Age: 57.


Roger E. Clark; Director
     116 Juniper Road, New Canaan, Connecticut  06840

     Mr. Clark is President of Teleproducts Corporation
     Consulting, which is involved in the business of telephone-computer interfacing. During the period from 1980 to June 1987, he was a marketing executive for Xerox Corporation. Age: 61.


Remuneration of Directors and Officers
--------------------------------------


           The Directors, other than Messrs. Utsch and Auriana, presently receive an annual retainer of $15,000 plus $2,000 for each Board of Directors' Meeting or Committee Meeting attended, plus expenses. Directors fees for the year ended December 31, 1995 totalled $101,500.


*Interested Persons
-------------------

           Hans P. Utsch, Fund President and Treasurer, and Lawrence Auriana, Fund Vice President and Secretary, are also the Chairman of the Board and President, respectively, of Edgemont Asset Management
Corporation ("Edgemont") and are its sole shareholders. As such, they are "interested persons" of the Fund.

                    PRINCIPAL HOLDERS OF SECURITIES


           At the close of business on December 31, 1995, no person was known by the Fund to own, of record or beneficially, more than 5% of the Fund's outstanding shares. No person controls the Fund.


                     INVESTMENT ADVISORY SERVICES


           Edgemont Asset Management Corporation (hereafter sometimes "Edgemont"), a New York corporation organized in August 1984, having its principal office at 140 E. 45th Street, 43rd Floor, New York, New York 10017, presently serves as the Fund's investment advisor. Edgemont does not serve as investment advisor to any other investment company. Messrs Utsch and Auriana are control persons of Edgemont.

           The Investment Advisory Agreement was approved for an additional one-year term by a majority of the Fund's Board of Directors including a majority of those Directors who are not interested persons (as that term is defined in the Investment Company Act of 1940) at a meeting held on October 6, 1995 called for the purpose of voting on such Agreement. It will continue in effect until October 30, 1996 and thereafter for successive annual periods provided that such continuance is specifically approved at least annually by (a) the Fund's Board of Directors, or (b) the vote of a majority of the Fund's outstanding voting shares; provided, that in either event, the continuance is also approved by a majority of those Directors who are not interested persons of the Fund or Edgemont, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time, without penalty, on sixty days' prior written notice, by the vote of a majority of the Fund's outstanding voting shares or by the vote of a majority of the Fund's Board of Directors or by Edgemont, and will terminate automatically in the event of its assignment.


           It is Edgemont's responsibility to arrange for the purchase and sale of the Fund's portfolio securities.

           Edgemont furnishes the Fund, at no cost, with the services of those of Edgemont's officers and full-time employees who may be duly elected executive officers or directors of the Fund.

           The Fund shall be responsible for effecting sales and redemptions of its shares, for determining the net asset value thereof and for all of its other operations and shall pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent not to exceed fair market value for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, stockholders reports and notices; cost of supplies and postage; Federal and state registration fees; Federal, state and local taxes; the fees of directors who are not interested persons; interest on its bank loans; and brokerage commissions.


           Edgemont received $10,119,921 and $18,927,894 and $35,051,628 in management fees for 1993, 1994, and 1995 respectively.

           Edgemont has agreed that if, in any fiscal year, the Fund shall qualify its shares for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Fund's total annual expenses, Edgemont shall reduce its annual investment advisory fee to the extent that the Fund's total annual expenses as a percentage of average net assets (other than brokerage commissions and other capital items, interest, taxes, extraordinary items and other excludable items, charges, costs and expenses) exceed the percentage limitations imposed on the Fund by the most stringent regulations of any such jurisdiction, so long as the Fund remains so qualified in such jurisdiction. California presently limits expenses to 2-1/2% of the first $30 million of the average net assets of the Fund, 2% of the next $70 million and 1-1/2% of all in excess of $100 million. California law permits the amount of the distribution and service fees payable by the Fund to be excluded from total annual expenses. Fees reimbursed to the Fund for the year 1993 were $1,106,791, for 1994 were $1,990,108, and for 1995 were $3,500,370.


                         BROKERAGE ALLOCATION

           Hans P. Utsch and Lawrence Auriana, sole shareholders of Edgemont, the Fund's investment advisor, are primarily responsible for placing the portfolio brokerage business of the Fund.

           In all brokerage orders, the Fund will seek the most favorable prices and executions. The determination of what may constitute the most favorable price and execution in a brokerage order involves a number of factors, including the overall direct net economic result to the Fund (involving both price paid or received, and any commissions or other costs paid), and the efficiency with which the transaction is effected. The sale of Fund shares may be considered when determining the firms which are to execute brokerage transactions for the Fund. In addition to considering a broker's execution capacity and price, Edgemont may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund. Edgemont is authorized to pay to a broker-dealer who provides such brokerage and research services a commission for executing a particular transaction for the Fund which is in excess of the amount of commission another broker- dealer would have charged for effecting the transaction if Edgemont determines, in good faith, that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of the particular transaction or in terms of the overall responsibilities of Edgemont to the Fund.

           For purposes of the above, a person provides brokerage and research services insofar as it: (1) furnishes service, either directly or through publications or writings, as to the value of the securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities;
(2) furnishes analyses and reports concerning issuers, industries, securities, economic factors and tends, portfolio strategy and the performance of accounts; (3) effects securities transactions and performs functions incidental thereto (such as clearance, settlement or custody) or required in connection therewith by rules of the Securities and Exchange Commission or the NASD of which such person is a member or is a person associated with an NASD member firm or in which such person is a participant.

           Since July 1, 1992, the Fund has permitted Edgemont to use Bowling Green Securities, Inc. ("Bowling Green Securities") as one of the Fund's principal brokers for exchange traded securities transactions only. Hans P. Utsch is the owner of Bowling Green Securities; Lawrence Auriana is affiliated with Bowling Green Securities as a registered representative. Any such use must be in compliance with Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder and of the Rules thereunder.

           In accordance with Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder and the Rules thereunder, Bowling Green Securities may act as a broker in connection with the sale of various exchange traded securities to or by the Fund. In placing orders with Bowling Green Securities for brokerage transactions for the Fund, pursuant to standards adopted by the board of Directors of the Fund, Edgemont must ascertain that any commissions, fees or other remuneration paid to Bowling Green Securities are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

           Bowling Green Securities is required to provide regular brokerage services to the Fund at competitive rates that will demonstrably be proper under the circumstances and in accordance with
Section 11(a) of the Securities Exchange Act of 1934. Bowling Green Securities is not a member of a national securities exchange, and thus is not, at present, subject to any limitations under Section 11(a). However, that Section authorizes the Securities and Exchange Commission to regulate or prohibit broker-dealers such as Bowling Green Securities in or from effecting transactions in securities owned by an account such as the Fund, over which the principals of Bowling Green Securities have investment discretion. To date, the Commission has not seen fit to do so. Bowling Green Securities cannot buy or sell portfolio securities as principal from or to the Fund.

           To the extent that portfolio transactions are effected through Bowling Green Securities as broker, any increase of portfolio activity will be beneficial to that firm (and its owner and principal employee, respectively, Messrs. Utsch and Auriana), because of brokerage commissions payable in connection therewith.

           The Fund is also permitted to purchase underwritten securities during the existence of an underwriting syndicate of which Bowling Green Securities is a member, subject to restrictions of applicable law and the Fund's policies.


           During 1993 and 1994, the Fund paid $3,337,777 and
$3,370,645, respectively, in brokerage commissions. Of these amounts $73,216 in 1993 and $173,360 in 1994 were paid to Bowling Green
Securities. During 1995, total brokerage commissions in the amount of $4,530,898 were paid on total transactions of

$1,137,807,812. Of the total amount of commissions paid, 1.13% was paid to Bowling Green Securities on .89% of the total portfolio transactions effected. Of the $51,020 in commissions paid to Bowling Green Securities, $15,850 was paid to Herzog Heine Geduld, the clearing broker for Bowling Green Securities.


           The Fund's Board of Directors has established Rule 17e-1 conditions and procedures (see above) for the use of Bowling Green Securities. The Board also determined that the Fund's independent public accountants should review the exchange trades executed by Bowling Green Securities at the end of each quarter and report the results of the survey to the Board at its next succeeding meeting. The Board continues to review the appropriateness of the conditions and procedures no less frequently than annually.

POTENTIAL CONFLICTS

           Hans P. Utsch and Lawrence Auriana each is (1) Director and Officer of the Fund; (2) a Director and Officer of Edgemont, the Fund's investment advisor; (3) an employee (and in Mr. Utsch's case, the owner) of the broker-dealer to whom a portion of the Fund's brokerage is being directed; (4) a controlling principal in the Fund's investment decision making process.

           These affiliations of Messrs. Utsch and Auriana create for each of them an inherent potential conflict of interest. The Fund's Directors who are not interested persons are aware of these potential conflicts but do not presently perceive them as detrimental to the Fund.

                           DISTRIBUTION PLAN

           The Fund has adopted a distribution plan (the "Distribution Plan"), under the terms of which the Fund may incur distribution expenses of up to .75% per annum of the Fund's average daily net assets.


           The Distribution Plan has been approved by the Fund's Board of Directors, including by all of the "Rule 12b-1 Directors" ("Rule 12b-1 Directors" are those directors who are not "interested" persons of the Fund as defined in the Investment Company Act of 1940, and who have no direct or indirect financial interest in the Distribution Plan or any related agreement). The Distribution Plan has been approved for an additional term ending October 30, 1996, unless earlier terminated by a vote of a majority of the Rule 12b-1 Directors, or by vote of a majority of the Fund's outstanding shares.


           The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing and mailing of prospectuses and reports for other than existing shareholders, printing and distribution of sales literature, and the compensation of persons primarily engaged in the sale and marketing of the Fund's shares.

           The Distribution Plan may not be amended to increase materially the amount to be spent by the Fund under the Distribution Plan without shareholder approval, and all material amendments to the provisions of the Distribution Plan must be approved by a vote of the Board of Directors, including a majority of the Rule 12b-1 Directors, cast at a meeting called for the purpose of such a vote. During the continuance of the Distribution Plan a report, in writing, will be given to the Fund's Board of Directors, quarterly, showing the amounts and purposes of such payments for services rendered pursuant to the Distribution Plan. Further, during the term of the Distribution Plan, the selection and nomination of those Directors who are not interested persons of the Fund must be and has been committed to the discretion of the Rule 12b-1 Directors.

           During 1995, the following sums were spent for the following purposes.

Advertising:  Print, Radio & TV                   $6,588,659.00

Printing and Mailing:  Sales
literature & Prospectuses to
other than current shareholders                    2,783,253.00

Compensation to Dealers                               11,370.00

Compensation to Sales Personnel                      191,031.00

Other:

     Postage                                       1,856,922.00

     Telephone                                        32,922.00

     Professional Fees and Wages                     845,368.00

     Miscellaneous                                    86,233.00


                       SPECIAL INVESTOR SERVICES

           A shareholder may make arrangements for an Automatic
Investing Plan. There is a one time set-up charge of $5. The Automatic Investing Plan may be changed or canceled at any time upon receipt by the Fund's Transfer Agent of written instructions or an amended application from the shareholder with signatures guaranteed. It will be terminated automatically whenever a check is returned as being uncollected for any reason.

           Since the Fund's shares are subject to fluctuations in both income and market value, an investor contemplating making periodic investments in shares of the Fund should consider his financial ability to continue such investments through periods of low price levels, and should understand that such a program cannot protect him against loss of value in a declining market.

Individual Retirement Accounts (IRAs)
-------------------------------------

           The individual investor can select the shares of the Fund to fund either an IRA, Rollover IRA or a non-working spousal IRA. To establish an IRA with the Fund, you must complete an IRA Account Registration Form. If the assets are being moved from an existing IRA to the Fund, you must also complete the IRA Rollover/Transfer Form.

           Many investors are eligible to deduct from federal income tax all or a portion of their IRA investment. All dividends and capital gains on IRA investments grow tax deferred until withdrawal. Investors may make contributions to their IRAs until the tax year prior to reaching age 70 1/2. Mandatory withdrawals must begin the year after an investor reaches 70 1/2. Investors should consult their tax advisers for details on eligibility and tax implications.


           A Simplified Employee Pension Plan (SEP-IRA) may also be established. Persons eligible may establish a SEP-IRA with their employer to invest in shares of the Fund.


           In connection with the creation of an IRA account, please read the IRA Disclosure Statement and Custodial Agreement which contains further information regarding services and fees.

           Investors should consult with their own tax advisers before establishing an IRA account.

Qualified Retirement Plans
--------------------------

           Fund shares are available for Simplified Employee Pension Plans (SEP-IRAs). Contact the Transfer Agent at (800) 637-1700 for details on eligibility and other information.

Systematic Withdrawal Plan
--------------------------

           Shares are redeemed to make the requested payment on the 25th day of each month in which a withdrawal is to be made and payments are mailed within five business days following the redemption. The redemption of shares, in order to make payments under this plan, will reduce and may eventually exhaust the account. Each redemption of shares may result in a gain or loss, which the investor must report on his income tax return. Consequently, the investor should keep an accurate record of any gain or loss on each withdrawal.

                   PURCHASE AND REDEMPTION OF SHARES

           Information relating to the procedure for the purchase and redemption of the Fund's shares at net asset value is contained on pages ___ through ___ of the Fund's Prospectus.

           A description of the procedure for the determination of the net asset value of the Fund's shares is contained on page ___ of the Fund's Prospectus.

                  TAXES, DIVIDENDS AND CAPITAL GAINS

           It is the intention of the Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. Among the requirements for such qualification is that less than 30% of the Fund's income must be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities which have been held for less than three months, in the writing of options which expire in less than three months, and in effecting closing purchase transactions. In addition, at least 90% of gross income must be derived from dividends, interest, payments with respect to securities loans and gains from the sale of securities.

           If, in any taxable year, the Fund should not qualify as a "regulated investment company" under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and may qualify for the 70% deduction for dividends received by corporations.

           The term "regulated investment company" does not imply the supervision of the investment practices or policies of the Fund by any government agency.

           Qualification as a "regulated investment company" relieves the Fund from any liability for Federal income taxes to the extent its net investment income and capital gains are distributed.

           The Fund does not intend to make distributions of profits realized on the sale of securities unless available capital loss carryovers, if any, have been utilized or have expired.

                               CUSTODIAN

           State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is custodian of the securities and cash owned by the Fund. The Custodian is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering securities sold against payment, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by persons authorized by the Fund. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. Portfolio securities of the Fund purchased in the United States are maintained in the custody of the Custodian, and may be entered in the Federal Reserve Book Entry System, or the security depository systems of The Depository Trust Company.

                                AUDITOR

           Sanville & Company, 1514 Old York Road, Abington,
Pennsylvania 19001, will serve as the Fund's independent public accountants and will audit the Fund's records and prepare financial statements based thereon.

                         FINANCIAL STATEMENTS

           The latest financial highlights of the Fund appear in the
Prospectus: other late financial statements of the Fund appear at the end of this Statement of Additional Information.

                        PERFORMANCE INFORMATION

           The performance of The Kaufmann Fund, Inc. may be compared to the record of the Standard & Poor's Corporation 500 Stock Index ("S&P 500 Stock Index"), the NASDAQ Composite Index, the Russell 2000 Index, the Wilshire 5000 Equity Index and returns quoted by Ibbotson Associates. The S&P 500 Stock Index is a well known measure of the price performance of 500 leading larger domestic stocks which represents approximately 80% of the market capitalization of the United States equity market. In comparison, the NASDAQ National Market System is comprised of all stocks on NASDAQ's National Market System, as well as other
NASDAQ domestic equity securities. The NASDAQ Composite Index has typically included smaller, less mature companies representing 10% to 15% of the capitalization of the entire domestic equity market. Both indices are unmanaged and capitalization weighted. In general, the securities comprising the NASDAQ Composite Index are more growth oriented and have a somewhat higher "beta" and P/E ratio than those in the S&P 500 Stock Index. The Russell 2000 Index is a capitalization weighted index which measures total return (and includes in such calculation dividend income and price appreciation). The Russell 2000 is generally regarded as a measure of small capitalization performance. It is a subset of the Russell 3000 Index. The Russell 3000 is comprised of the 3000 largest U.S. companies. The Russell 2000 is comprised of the smallest 2000 companies in the Russell 3000 Index. The Wilshire 5000 Index is a broad measure of market performance and represents the total dollar value of all common stocks in the United States for which daily pricing information is available. This index is also capitalization weighted and captures total return. The small company stock returns quoted by Ibbotson Associates are based upon the smallest quintile of the New York Stock Exchange, as well as similar capitalization stocks on the American Stock Exchange and NASDAQ. This data base is also unmanaged and capitalization weighted.

           The total returns for all indices used show the changes in prices for the stocks in each index. However, only the performance data for the S&P 500 Stock Index and the Ibbotson Associates performance data assume reinvestment of all capital gains distributions and dividends paid by the stocks in each data base. Tax consequences are not included in such illustrations, nor are brokerage or other fees or expenses reflected in the NASDAQ Composite or S&P 500 Stock figures. In addition, the Fund's total return or performance may be compared to the performance of other funds or other groups of funds that are followed by Morningstar, Inc. a widely used independent research firm which ranks funds by overall performance, investment objectives and asset size. Morningstar proprietary ratings reflect risk-adjusted performance. The ratings are subject to change every month. Morningstar's ratings are calculated from a fund's three- year and five-year average annual returns with appropriate sales charge adjustments and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Ten percent of the funds in an asset class receive a five star rating. The Fund's total return or performance may also be compared to the performance of other funds or groups of funds by other financial or business publications, such as Business Week, Investors Daily, Mutual Fund Forecaster, Money Magazine, Wall Street Journal, New York Times, Baron's, and Lipper Analytical Services. The Fund's performance may also be compared, from time to time, to (a) indices of stocks comparable to those in which the Fund invests; (b) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund. Certain government statistics, such as the Gross National Product, may be used to illustrate the investment attributes of the Fund or the general economic business, investment or financial environment in which the Fund operates. Finally, the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs or charts where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis.

            ADDITIONAL PERFORMANCE INFORMATION FOR THE FUND

           The Fund may reflect its total return in advertisements and shareholder reports. Total investment return is one recognized method of measuring mutual fund investment performance. Quotations of average annual total return will be shown in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1 year, 5 years and over the life of the Fund. This method of calculating total return is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value; (2) all recurring fees are included for applicable periods; and (3) the redemption fee of .2% on redemption of Fund shares acquired after February 1, 1985 is taken into consideration. Total return may also be expressed in terms of the cumulative value of an investment in the Fund at the end of a defined period of time.

                          The Kaufmann Fund, Inc.
                          -----------------------

                    STATEMENT OF ASSETS AND LIABILITIES
                    -----------------------------------

                             December 31, 1995
                             -----------------


ASSETS

Investments in securities, at current market value
  (Identified cost $2,024,659,437) (Notes 1, 5 and 7)          $ 2,991,004,816
Temporary investments in short-term securities (Note 6)             90,391,799
Cash                                                                    18,841
Deposit with custodian bank for securities sold short               64,500,000
Receivable from brokers for securities sold short                  140,144,348
Proceeds receivable from investment securities sold                 20,218,514
Receivable for fund shares subscribed                                9,295,105
Dividends and interest receivable                                    2,201,754
Due from Investment Advisor (Note 2)                                   259,598
Receivable, other                                                       22,827
                                                                --------------
               Total assets                                      3,318,057,602
                                                                --------------

LIABILITIES

Securities sold short, at current market value
  (Proceeds $119,446,071) (Notes 1 and 5)                          120,700,803
Payable for investment securities purchased                         29,308,651
Payable for fund shares redeemed                                     3,588,333
Payable, other                                                       1,149,809
                                                                --------------
               Total liabilities                                   154,747,596
                                                                --------------

NET ASSETS                                                     $ 3,163,310,006
                                                                ==============

NET ASSETS CONSIST OF:

Capital paid-in                                                $ 2,173,000,880
Accumulated net realized gain on investments                        89,474,125
Net unrealized appreciation of investments                         965,090,647
Accumulated net investment loss                                 (   64,255,646)
                                                                --------------
           Total net assets                                    $ 3,163,310,006
                                                                ==============


Net asset value per share
  (based on 626,599,560 shares outstanding - 1,000,000,000
    shares authorized with $.10 per share par value)                 $5.05
                                                                     =====

  The accompanying notes are an integral part of these financial statements.

                          The Kaufmann Fund, Inc.
                          -----------------------

                          STATEMENT OF OPERATIONS
                          -----------------------

                       Year ended December 31, 1995
                       ----------------------------

INVESTMENT INCOME

    Income:
     Dividends, net of $82,217 of foreign taxes withheld
       (including $3,413,397 received from affiliated
       issuers)                                                  $   9,602,797
      Interest                                                      12,469,881
                                                                  ------------
       Total income                                                 22,072,678
                                                                  ------------

    Expenses:
     Investment advisory fee (Note 2)                               35,051,628
     Distribution fee (Note 2)                                      12,395,758
     Shareholder servicing costs                                     2,280,259
      Service fees (Note 3)                                          1,815,499
     Custodian fees                                                    347,340
     Printing and office expense                                       457,765
     Registration fees                                                 265,845
     Accounting and auditing                                           299,828
     Administrative costs                                              120,426
     Dividends on securities sold short                                292,234
     Legal                                                             137,440
     Directors' fees                                                   101,500
     Loan commitment fees (Note 8)                                     194,792
     Other                                                             381,305
                                                                  ------------
       Total expenses                                               54,141,619

       Expense reimbursement by Investment Advisor (Note 2)       (  3,500,370)
                                                                  ------------

       Net expenses                                                 50,641,249

       Net investment loss                                        ( 28,568,571)
                                                                  ------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS

    Net realized gain on investments                               118,808,032
    Change in net unrealized appreciation of investments           634,381,187
                                                                  ------------

    Net realized and unrealized gain on investments                753,189,219
                                                                  ------------

    Net increase in net assets resulting from operations         $ 724,620,648
                                                                  ============


  The accompanying notes are an integral part of these financial statements.

                            The Kaufmann Fund, Inc.
                            -----------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                       ----------------------------------

                     Years ended December 31, 1995 and 1994
                     --------------------------------------

                                               1995                 1994
                                          --------------       --------------
INCREASE (DECREASE) IN NET ASSETS

 Operations:
   Net investment loss                   $(   28,568,571)     $(   20,047,015)
   Net realized gain on investments          118,808,032            7,398,695
   Change in net unrealized apprecia-
     tion of investments                     634,381,187          134,778,328
                                          --------------       --------------

   Net increase in net assets resulting
     from operations                         724,620,648          122,130,008

 Distributions (Note 4):
    Dividends from net investment income          -                    -
    Distributions from net realized gain  (   56,050,609)              -

 Capital share transactions (Note 4)         902,189,313          503,789,076
                                          --------------       --------------

           Total increase in net assets    1,570,759,352          625,919,084

 Net assets:
    Beginning of year                      1,592,550,654          966,631,570
                                          --------------       --------------

    End of year                          $ 3,163,310,006      $ 1,592,550,654
                                          ==============       ==============


  The accompanying notes are an integral part of these financial statements.

                          The Kaufmann Fund, Inc.
                          -----------------------

                      NOTES TO FINANCIAL STATEMENTS
                      -----------------------------

                             December 31, 1995
                             -----------------


1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Organization
      ------------
      The Kaufmann Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was incorporated in the State of New York on September 11, 1967 and, upon approval of its shareholders, was reincorporated in Maryland on February 9, 1993 pursuant to a Plan of Merger. The investment objectives, policies and limitations of the Fund remain identical. The reincorporation of the Fund was a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code and no gain or loss was recognized by the Fund or its shareholders. In 1986, there was a change in the Fund's management. The significant accounting policies following are in accordance with accounting policies generally accepted in the investment company industry.

      Security Valuation
      ------------------
      Investments in securities traded on a national securities exchange and the NASDAQ National Market are valued at the last reported sales price as of the Fund's close of business on the date when the assets are valued. Over-the-counter securities which are not traded on the NASDAQ National Market and listed securities for which no sale was reported on the date when assets are valued are stated at the last available bid quotation. Foreign securities traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time the Fund's investments are valued. Securities for which quotations are not readily available, including restricted securities, are valued at fair value as determined by the Board of Directors.

      Security Transactions and Related Investment Income
      ---------------------------------------------------
      Security transactions are recorded on the trade date basis, which is the date the order to buy or sell is executed. Interest income and expenses are accrued on a daily basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on sales of investment securities are determined on the identified cost basis.

      Foreign Currency Translation
      ----------------------------
      The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

                          The Kaufmann Fund, Inc.
                          -----------------------

                 NOTES TO FINANCIAL STATEMENTS (Continued)
                 -----------------------------------------

                             December 31, 1995
                             -----------------


1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

      The Fund does not isolate the portion of the fluctuations on investment resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Federal Income Taxes
      --------------------
      The Fund intends to distribute to shareholders its taxable investment income and net realized gains under provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for Federal income taxes is required in the accompanying financial statements.


2.    INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      Edgemont Asset Management Corporation ("Edgemont") is the investment advisor to the Fund. Under the terms of the investment advisory agreement, Edgemont's investment advisory fee is calculated on an annual basis at 1.5% of the Fund's average net assets. The fee is payable monthly. For the year ended December 31, 1995, Edgemont received $35,051,628 for investment advisory services. The agreement provides for an expense reimbursement from Edgemont, to the extent of the investment advisory fee, if the Fund's annual expenses, other than brokerage commissions and other capital items, interest, taxes, extraordinary items and other excludible items, exceed any jurisdictional prescribed limitation. A reimbursement of $3,500,370 was required for the year ended December 31, 1995. The Fund has adopted a Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or Edgemont may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or Edgemont. The Fund or Edgemont may incur such distribution expenses at the rate of .75% per annum on the Fund's average net assets. For the year ended December 31, 1995, $12,395,758 of distribution expenses were incurred by the Fund, equivalent to .53% per annum of the Fund's average net assets.

                          The Kaufmann Fund, Inc.
                          -----------------------

                 NOTES TO FINANCIAL STATEMENTS (Continued)
                 -----------------------------------------

                             December 31, 1995
                             -----------------


2.    INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
      (Continued)

      The Fund imposes a 2/10ths of 1% (.2%) redemption fee on the redemption price of the Fund's capital stock shares that are redeemed, if such shares were purchased after February 1, 1985. The redemption fee is intended to be applied to the Fund's aggregate expenses allocable to providing redemption services, including, but not limited to, transfer agent fees, postage, printing, telephone costs and employment costs related to the handling and processing of redemptions. For the year ended December 31, 1995, $830,042 of redemption fees were charged by the Fund and $762,101 were allocated to cover the cost of redemptions.

      During 1995, the Fund placed a portion of its portfolio transactions through Bowling Green Securities, Inc., for which brokerage commissions of $51,020 were paid. Certain of the officers and directors of the Fund are affiliated with Edgemont and Bowling Green Securities, Inc.


3.    SERVICE FEES

      The Fund has adopted an Authorization Agreement for the payment of a service fee not to exceed .25% per annum of the Fund's average net assets to broker dealers that provide liaison services to investors, including, but not limited to, responding to customer inquiries and providing information on their investments. For the year ended December 31, 1995, $1,815,499 of service fees were incurred by the Fund.


4.    CAPITAL SHARE TRANSACTIONS

      On September 8, 1994, upon approval of the Board of Directors, the Fund increased its authorized shares of capital stock from 500,000,000 to 1,000,000,000.

      At December 31, 1995, there were 1,000,000,000 shares of $.10 par value capital stock authorized and capital paid-in aggregated $2,173,000,880. For the years ended December 31, 1995 and 1994, capital stock transactions were as follows:

                          The Kaufmann Fund, Inc.
                          -----------------------

                 NOTES TO FINANCIAL STATEMENTS (Continued)
                 -----------------------------------------

                             December 31, 1995
                             -----------------


4.    CAPITAL SHARE TRANSACTIONS (Continued)

                               Shares                        Amount
                     --------------------------   ----------------------------
                         1995          1994            1995          1994
                     ------------  ------------   --------------  ------------
      Shares sold     290,667,544   219,627,230  $ 1,280,126,225 $ 768,434,031

      Shares issued
      in reinvestment
      of distribution  10,762,711        -            53,274,117        -
                     ------------  ------------   --------------  ------------
                      301,430,255   219,627,230    1,333,400,342   768,434,031

     Shares redeemed ( 98,938,557) ( 76,067,410)  (  431,211,029) (264,644,955)
                     ------------  ------------   --------------  ------------
     Net increase     202,491,698   143,559,820  $   902,189,313 $ 503,789,076
                     ============  ============   ==============  ============


5.    INVESTMENTS

      Portfolio Turnover Rate
      -----------------------
      The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding securities sold short and short-term investments) measured as a percentage of the Fund's average monthly portfolio, for the year ended December 31, 1995, was 60%.

      Tax Basis of Investments
      ------------------------
      At December 31, 1995, the cost of investments in securities and proceeds of securities sold short for Federal income tax purposes were $2,024,659,437 and $119,446,071, respectively.
      Accumulated net unrealized appreciation of securities was $965,090,647, consisting of gross unrealized appreciation and depreciation of $1,088,442,730 and $123,352,083 respectively.


      Investment Purchases and Sales
      ------------------------------
      Purchases and sales of investment securities (excluding securities sold short and short-term investments) for the year ended December 31, 1995 were $2,000,356,100 and $1,286,785,578, respectively.

                          The Kaufmann Fund, Inc.
                          -----------------------

                 NOTES TO FINANCIAL STATEMENTS (Continued)
                 -----------------------------------------

                             December 31, 1995
                             -----------------


5.    INVESTMENTS (Continued)

      Short Sales
      -----------
      Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash sufficient to collateralize the market value of its short positions. The Fund may also sell short "against the box" (i.e. the Fund enters into a short sale as described above, while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding. At December 31, 1995, the market value of securities separately segregated to cover short positions was $53,888,725. For the year ended December 31, 1995, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $220,744,721 and $192,926,437 respectively. Securities sold short at December 31, 1995 and their related market values are set forth in the Schedule of Securities Sold Short.

      Restricted Securities
      ---------------------
      A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At December 31, 1995, the Fund held restricted securities with an aggregate value of $6,876,980, which represented 0.2% of the Fund's total net assets. Restricted securities are valued at fair value as determined by the Board of Directors.

                          The Kaufmann Fund, Inc.
                          -----------------------

                 NOTES TO FINANCIAL STATEMENTS (Continued)
                 -----------------------------------------

                             December 31, 1995
                             -----------------


6.    TEMPORARY INVESTMENTS IN SHORT-TERM SECURITIES

      The temporary investments in short-term securities at December 31, 1995 were: 1) repurchase agreements with the Fund's custodian, State Street Bank and Trust Company and 2) shares of institutional money market funds. Following is a summary of the temporary investments at December 31, 1995:

      Repurchase Agreements

      $ 25,000,000  -            5.68%, dated 12/26/95, due 01/02/96,
                                 maturity value $25,027,611
                                 (collateralized by $25,620,000 par
                                 value U.S. Treasury Notes, 4.75%,
                                 due 09/30/98, market value
                                 $25,500,968)

        15,000,000  -            5.52%, dated 12/28/95, due 01/04/96,
                                 maturity value $15,016,000
                                 (collateralized by $15,675,000 par
                                 value U.S. Treasury Bills, due
                                 05/16/96, market value $15,302,249)

        17,267,000               5.6%, dated 12/29/95, due 01/02/96, maturity
                                 value $17,277,744 (collateralized by
                                 $15,815,000 par value U.S. Treasury Notes,
                                 7.5%, due 05/15/02, market value $17,614,011)

       -----------
      $ 57,267,000               Total repurchase agreements
       ===========


      Money Market Funds

      $ 33,124,608  -            Landmark Institutional Liquid Reserves

               191  -            Seven Seas Series
        ----------

        33,124,799  -            Total money market funds
        ----------

      $ 90,391,799  -            Total temporary investments in short-
        ==========               term securities


      The Fund's custodian takes possession, through the Federal Reserve Book Entry System, of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, liquidation and/or retention of the collateral may be subject to legal proceeding.

                          The Kaufmann Fund, Inc.
                          -----------------------

                 NOTES TO FINANCIAL STATEMENTS (Continued)
                 -----------------------------------------

                             December 31, 1995
                             -----------------


7.    TRANSACTIONS WITH AFFILIATED COMPANIES

      An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions with companies which are or were affiliates are as follows:

      DOLLAR AMOUNTS IN THOUSANDS
                                            PURCHASES    SALES   DIVIDEND    MARKET
     AFFILIATES                                COST       COST    INCOME      VALUE
     Access Health Marketing, Inc.*         $    422   $  2,068  $   -      $ 35,400
     Action Performance Cos. Inc.*                 -          -      -         1,719
     Advantage Health Corp.*                   2,812          -      -        30,058
     Affiliated Computer Services Inc. - CLA*      -          -      -        24,649
     AHI Healthcare Systems Inc.*                  -          -      -         5,434
     Alpha Industries Inc.*                        -          -      -         5,721
     AMBAR, Inc.*                                  -          -      -         2,439
     Ambassadors International Inc.*               -          -      -         3,851
     Anika Research, Inc.*                         -        374      -           581
     APPS Dental Inc.*                         7,006          -      -             0
     Autotote Corp. - Class A*                27,311      7,853      -         5,875
     Barrett Business Services, Inc. *         1,579        221      -         4,425
     Bellwether Exploration Co.*               1,094          -      -         3,594
     Blyth Industries Inc.*                    4,738      5,100      -        41,300
     Cameron Ashley Inc.*                      2,291          -      -         5,637
     CFI ProServices, Inc.*                    1,389      2,004      -         6,805
     Cincinnati Microwave Inc.*                9,996      4,381      -             0
     Compdent Corp.*                           5,468      3,564      -        20,958
     Cort Business Services Corp.*             7,689          -      -         9,537
     C.P. Clare Corp.*                         5,944          -      -        10,250
     CYRK, Inc. *                             15,771      1,862      -        12,870
     DonnKenny, Inc. *                        12,942      1,106      -        23,925
     Duff & Phelps Credit Rating Co.           2,563          -     51         6,885
     Easel Corp.*                                  -      1,262      -             0
     Exide Corp.                               5,166     11,161     64        32,112
     FelCor Suite Hotels Inc.                  5,150      2,850    966        16,650
     FinishMaster Inc.*                          481          -      -         4,745
     Great Lakes Aviation, Ltd.*                 284          -      -         2,134
     Harvey's Casino Resorts, Inc.                 -        469     79         8,550
     Health Management Systems, Inc.*              -      4,447      -        11,700
     Information Storage Devices Inc.          8,529     14,156      -           556
     Inkeepers USA Trust                       2,343      1,035    265         3,194
     INSO Corp. *                              1,738     14,587      -        15,937
     Integrated Micro Products PLC ACR*            -          -      -         4,625


                          The Kaufmann Fund, Inc.
                          -----------------------

                 NOTES TO FINANCIAL STATEMENTS (Continued)
                 -----------------------------------------

                             December 31, 1995
                             -----------------


7.    TRANSACTIONS WITH AFFILIATED COMPANIES (Continued)

      DOLLAR AMOUNTS IN THOUSANDS
                                            PURCHASES    SALES   DIVIDEND    MARKET
     AFFILIATES                                COST       COST    INCOME      VALUE

     Isomedix Inc.*                         $   705    $   -    $    -      $ 10,494
     Kronos Inc.*                                 -     3,745        -        11,875
     Learmonth & Burchette Mgmt. Systems PLC* 2,837         -        -         9,206
     Level One Communications, Inc.*            558     13,490       -             0
     Life Partners Group, Inc.                  464          -     158        19,756
     Lincare Holdings, Inc.*                  6,739          -       -        39,312
     Manufactured Home Communities, Inc.      1,408          -   1,594        23,643
     Maxim Group Inc., The*                   6,076          -       -         6,750
     McAfee Associates Inc.*                  2,200     10,741       -        23,034
     MedChem Products, Inc.*                    315     14,710       -             0
     MediSence, Inc.*                         8,145      8,440       -        34,471
     Microchip Technology, Inc.*             12,627      8,021       -        60,955
     Minntech Corp.                           4,524          -      69        13,720
     Monro Muffler Brake, Inc.*                 706        406       -         7,631
     National Dentex Corp.*                     376          -       -         5,806
     National Gaming Corp.*                   2,851         47       -         7,155
     Nu-Kote Holdings Inc. - Class A*         1,321      1,520       -        39,950
     O'Reilly Automotive, Inc.*               7,422      7,367       -        11,310
     Orthofix International N.V.*                 -      2,513       -         2,950
     Pacific Physician Services, Inc.*        1,532     11,010       -             0
     Pediatric Services of America Inc.*      6,118          -       -         5,867
     Pet Practice Inc., The*                  7,175          -       -         5,125
     Phamis Inc.*                             1,084      3,966       -         2,975
     Philadelphia Consolidated Holding Corp.* 1,921          -       -         6,500
     Physician Sales & Service, Inc.*         2,125      1,530       -        26,647
     Physicians Resource Group Inc.*             -         586       -         5,366
     Pyxis Corp.*                            11,205          -       -        27,312
     QuickResponse Services, Inc.*                -      5,412       -        15,711
     Rational Software Corp.*                11,098        301       -        21,928
     Raytel Medical Corp.*                    3,211          -       -         3,400
     Richey Electronics Inc.*                 1,570         81       -         4,109
     RTW Inc.*                                2,190          -       -        10,500
     Shared Technologies, Inc.*                 190          -       -         1,734
     Sheridan Healthcare Inc.*                5,200          -       -         4,850
     Software Artistry Inc.*                  2,858        437       -         1,950
     Sterling House Corp.*                    3,650          -       -         2,907
     Summa Four, Inc.*                        1,366      4,389       -         5,611
     Sun Healthcare Group Inc.*               1,404     18,867       -             0


                          The Kaufmann Fund, Inc.
                          -----------------------

                 NOTES TO FINANCIAL STATEMENTS (Continued)
                 -----------------------------------------

                             December 31, 1995
                             -----------------


7.    TRANSACTIONS WITH AFFILIATED COMPANIES (Continued)

      DOLLAR AMOUNTS IN THOUSANDS
                                            PURCHASES    SALES   DIVIDEND    MARKET
     AFFILIATES                                COST       COST    INCOME      VALUE

     Sylvan Learning Systems*              $ 10,179   $    216  $    -     $  23,800
     Systemsoft Corporation*                    224      7,246       -             0
     Team Rent Group Inc.*                    2,316          -       -         1,866
     Tekelec Inc.*                            5,216          -       -         6,405
     Tele-Matic Corp.*                        2,454          -       -             0
     Teltrend Inc.*                           6,403          -       -        16,363
     Uniphase Corp.*                          4,627          -       -         9,295
     Universal Standard Medical Labs, Inc.*   1,617          -       -         2,975
     Veritas Software Co.*                      367      5,453       -         5,700
     Wandal & Goltermann Technologies, Inc.*    765      3,845       -             0
     Wolverine World Wide, Inc.               4,786      2,169     167        39,375
     Zoll Medical Corp.*                      3,994      1,213       -         9,788
                                            -------    -------   -----       -------
                                           $298,825   $216,221  $3,413      $958,193
                                            =======    =======   =====       =======

  * Non-income producing during the year

8.    LINE OF CREDIT

      The Fund has a $100,000,000 commited secured leverage line of credit with its custodian bank. 75% of the total assets of the Fund are pledged as collateral against the line. Borrowings under the line are charged interest at 0.75% over the current Overnight Federal Funds Rate. The Fund incurs a commitment fee of 0.25% per annum on the unused portion of the line of credit, payable quarterly. There were no borrowings under the line of credit during the year ending December 31, 1995.

                            The Kaufmann Fund, Inc.
                            -----------------------

                             FINANCIAL HIGHLIGHTS
                             --------------------

  Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year
  ---------------------------------------------------------------------------


                                                         1995
-----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $ 3.76
-----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)                            (0.060)
Net Realized and Unrealized Gain (Loss) on Investments   1.445
                                                        ------
TOTAL FROM INVESTMENT OPERATIONS                         1.385
-----------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from Net Investment Income                      -
Distributions from Net Realized Gain                     0.095
                                                        ------
TOTAL DISTRIBUTIONS                                      0.095
-----------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $ 5.05
-----------------------------------------------------------------
TOTAL RETURN                                            36.84%
-----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (In Thousands)              $3,163,310
Ratio of Expenses (After Expense Reimbursement) to
  Average Net Assets (%)                                 2.17%
Ratio of Interest Expense to Average Net Assets (%)       .01%
                                                        ------
Ratio of Expenses (After Expense Reimbursement Less
  Interest Expense) to Average Net Assets (%)            2.16%
Ratio of Net Investment Income (Loss) to
  Average Net Assets (%)                                (1.24%)
Portfolio Turnover Rate (%)                                60%
-----------------------------------------------------------------
BORROWINGS FOR THE YEAR:

Amount of Debt Outstanding at End of Year             $   -
Average Amount of Debt Outstanding During the Year    $   -
Average Number of Shares Outstanding During the
  Year (In Thousands)                                  626,600
Average Amount of Debt Per Share During the Year      $   -


  The accompanying notes are an integral part of these financial statements.

                            Year Ended December 31,

       -----------------------------------------------------------------
                  1994         1993         1992         1991
       -----------------------------------------------------------------
                $ 3.45       $ 2.95       $ 2.65       $ 1.53
       -----------------------------------------------------------------
                 (0.06)      (0.049)       (0.05)       (0.05)
                  0.37        0.584         0.35         1.25
                ------       ------       ------       ------
                  0.31        0.535         0.30         1.20
       -----------------------------------------------------------------
                     -            -            -            -
                     -        0.035            -         0.08
                ------       ------       ------       ------
                  0.00        0.035         0.00         0.08
       -----------------------------------------------------------------
                $ 3.76       $ 3.45       $ 2.95       $ 2.65
       -----------------------------------------------------------------
                 8.99%       18.18%       11.32%       79.18%
       -----------------------------------------------------------------
            $1,592,551   $  966,632   $  314,371   $  141,134

                 2.29%       2.53%        2.94%         3.64%
                  .02%        .03%         .08%          .52%
                ------      ------       ------        ------
                 2.27%       2.50%        2.86%         3.12%

                (1.58%)     (1.34%)      (1.74%)       (1.96%)
                   47%         55%          51%          128%
       -----------------------------------------------------------------

            $    -       $49,000,000  $4,015,968   $3,017,622
            $3,776,120   $ 4,563,115  $3,260,421   $2,149,395

               333,175       182,699      79,977       32,294
            $      .01   $       .03  $      .04   $      .06

                        The Kaufmann Fund, Inc.
                        -----------------------

                        SCHEDULE OF INVESTMENTS
                        -----------------------

                           December 31, 1995
                           -----------------


                                                           Market
STOCKS - 99.7%                                Shares       Value
------                                     ----------- -------------

COMPUTER HARDWARE & ACCESSORIES - 1.3%
--------------------------------------
   Applied Magnetics Corp.                 *   440,000 $   8,195,000
   Diamond Multimedia Systems Inc.         *   100,000     3,587,500
   Integrated Micro Products PLC ADR    +  *   250,000     4,625,000
   Komag Inc.                              *   150,000     6,918,750
   Kronos Inc.                          +  *   250,000    11,875,000
   Network Appliance Corp.                 *    35,000     1,404,375
   Read-Rite Corp.                         *   100,000     2,325,000
                                                       -------------
                                                          38,930,625
                                                       -------------


COMPUTER SERVICES -  4.0%
-----------------
   Affiliated Computer Services Inc. -
     Class A                            +  *   657,300    24,648,750
   Alternative Resources Corp.             *   150,400     4,549,600
   Black Box Corp.                         *   200,000     3,275,000
   Concord EFS Inc.                        *   400,000    16,900,000
   DST Systems Inc.                        * 1,000,000    28,500,000
   Gartner Group Inc. - Class A            *    50,000     2,393,750
   Information Resources Inc.              * 1,150,000    14,231,250
   Meta Group, Inc.                        *    30,000       918,750
   Pomeroy Computer Resources Inc.         *    22,000       297,000
   QuickResponse Services, Inc.         +  *   855,000    15,710,625
   Uunet Technologies, Inc.                *   123,440     7,776,720
                                                       -------------
                                                         119,201,445
                                                       -------------


COMPUTER SOFTWARE -  8.2%
-----------------
   Applied Microsystems Corp.              *    50,000       450,000
   Astea International Inc.                *    95,000     2,173,125
   Business Objects S.A.                   *   100,000     4,837,500
   CBT Group Publishing Ltd.               *   225,000    11,925,000
   Cellular Technical Services, Inc.       *   150,000     3,487,500
   CFI ProServices, Inc.                +  *   457,500     6,805,312
   Checkfree Corp.                         *   100,000     2,150,000
   Cheyenne Software, Inc.                 * 1,050,000    27,431,250
   Continuum Co., Inc.                     *   700,000    27,650,000


The accompanying notes are an integral part of these financial statements.

                        The Kaufmann Fund, Inc.
                        -----------------------

                        SCHEDULE OF INVESTMENTS
                        -----------------------

                           December 31, 1995
                           -----------------


                                                           Market
                                              Shares       Value
                                            ---------- -------------

COMPUTER SOFTWARE (Continued) - 8.2%
-----------------
   Dendrite International Inc.             *   100,000     1,800,000
   Discreet Logic Inc.                     *    20,000       500,000
   HNC Software Inc.                       *     5,000       238,750
   HPR Inc.                                *    26,500       798,312
   Hummingbird Communications Ltd.         *   255,000    10,327,500
   INSO Corp.                           +  *   375,000    15,937,500
   Insignia Solutions PLC ADR              *   300,000     3,525,000
   JBA Holdings PLC                        *   800,000     4,808,200
   Learmonth & Burchette Mgmt.
     Systems PLC                        +  * 2,080,000     9,206,399
   Learmonth & Burchette                   *    50,000       443,750
   Learning Tree International, Inc.       *   200,000     3,125,000
   Legato Systems Inc.                     *    50,000     1,550,000
   Logic Works Inc.                        *   100,000     1,250,000
   McAfee Associates Inc.               +  *   525,000    23,034,375
   Mercury Interactive Corp.               *   165,000     3,011,250
   Meta-Software Inc.                      *    20,000       335,000
   Objective Systems Integrators, Inc.     *    55,000     3,011,250
   On Technology Corp.                     *   120,000     1,560,000
   Ovid Technologies Inc.                  *   200,000     1,450,000
   Phamis Inc.                          +  *   100,000     2,975,000
   Phoenix Technology Ltd.                 *   417,000     6,567,750
   Premenos Technology Corp.               *   100,000     2,637,500
   PRI Automation Inc.                     *    40,000     1,405,000
   Pure Software Inc.                      *    50,000     1,612,500
   Rational Software Corp.              +  *   980,000    21,927,500
   Reynolds & Reynolds Co.                      50,000     1,943,750
   Scanvec Co.                             *    50,000       356,250
   Scopus Technology Inc.                  *    27,000       681,750
   Seer Technologies Inc.                  *    75,000       937,500
   Software Artistry Inc.               +  *   130,000     1,950,000
   SQA, Inc.                               *    15,000       288,750
   Synopsys Inc.                           *   250,000     9,500,000
   Transaction System Architects Inc. -
     Class A                               *   325,000    10,968,750
   Veritas Software Co.                 +  *   150,000     5,700,000
   Verity Inc.                             *    50,000     2,212,500
   Visio Corp.                             *    31,000       875,750
                                                       -------------
                                                         245,362,223
                                                       -------------


The accompanying notes are an integral part of these financial statements.

                        The Kaufmann Fund, Inc.
                        -----------------------

                        SCHEDULE OF INVESTMENTS
                        -----------------------

                           December 31, 1995
                           -----------------


                                                           Market
                                              Shares       Value
                                            ---------- -------------

CONSUMER - DURABLES -  2.1%
-------------------
   Breed Technologies Inc.                     400,000     7,400,000
   Exide Corp.                          +      700,000    32,112,500
   FinishMaster Inc.                    +  *   365,000     4,745,000
   GT Bicycles Inc.                        *   340,000     3,145,000
   Industrie Natuzzi S.p.A. ADR                200,000     9,075,000
   Lifetime Hoan Corp.                     *   165,000     1,526,250
   Masland Corp.                               400,000     5,600,000
                                                       -------------
                                                          63,603,750
                                                       -------------


CONSUMER - NONDURABLES -  4.7%
----------------------
   Action Performance Cos. Inc.         +  *   125,000     1,718,750
   Blyth Industries Inc.                +  * 1,400,000    41,300,000
   Central Garden & Pet Co.                *   434,500     4,127,750
   Cutter & Buck Inc.                      *    17,500       148,750
   DonnKenny, Inc.                      +  * 1,320,000    23,925,000
   Family Golf Centers, Inc.               *   247,000     4,507,750
   Hart Brewing Company                    *    40,000       610,000
   Jones Apparel Group, Inc.               *   200,000     7,875,000
   OPTA Food Ingredients Inc.              *    25,000       321,875
   Oakley Inc.                             *   400,000   13,600,000
   Pete's Brewing Co.                      *    50,000       700,000
   Quiksilver Inc.                         *    21,500       735,031
   Wolverine World Wide, Inc.           +    1,250,000    39,375,000
                                                       -------------
                                                         138,944,906
                                                       -------------

ELECTRONIC COMPONENTS -  2.6%
---------------------
   Advanced Energy Industries Inc.         *   250,000     2,250,000
   AVX Corp.                                   500,000    13,250,000
   Gemstar International Group Ltd.        *   811,000    23,012,125
   Information Storage Devices Inc.     +  *    50,000       556,250
   Lecroy Corp.                            *   143,300     2,651,050
   Nice-Systems Ltd.                       *     8,776        94,852
   Nimbus CD International Inc.            *   750,000     6,093,750


The accompanying notes are an integral part of these financial statements.

                        The Kaufmann Fund, Inc.
                        -----------------------

                        SCHEDULE OF INVESTMENTS
                        -----------------------

                           December 31, 1995
                           -----------------


                                                           Market
                                              Shares       Value
                                            ---------- -------------

ELECTRONIC COMPONENTS (Continued) - 2.6%
---------------------
   Photon Dynamics Inc.                    *   200,000     1,600,000
   Planar Systems, Inc.                    *   503,000     9,619,875
   PSC Inc.                                *   400,000     3,700,000
   Radisys Corp.                           *   135,000     1,586,250
   Richey Electronics Inc.              +  *   316,100     4,109,300
   Smartflex Systems Inc.                  *   101,000     1,792,750
   Stanlite Pacific Ltd.                     2,048,048       943,801
   Vicor Corp.                             *   343,000     6,860,000
                                                       -------------
                                                          78,120,003
                                                       -------------

ENVIRONMENTAL -   .3%
-------------
   Culligan Water Technologies Inc.        *   400,000     9,700,000
   Ensys Environmental Products Inc.       *   100,000       162,500
                                                       -------------
                                                           9,862,500
                                                       -------------


FINANCIAL - DOMESTIC -  2.6%
--------------------
   Duff & Phelps Credit Rating Co. + 478,966 6,885,136 First Investors Financial Svcs.
     Group Inc.                            *   200,000     1,625,000
   Insignia Financial Group, Inc.          *   100,000     3,850,000
   Interpool, Inc.                             300,000     5,362,500
   Kaye Group Inc.                             236,600     1,892,800
   Life Partners Group, Inc.            +    1,450,000    19,756,250
   MBNA Corp.                                  600,000    22,125,000
   Mercury Finance Co.                         314,550     4,167,787
   Philadelphia Consolidated
     Holding Corp.                      +  *   400,000     6,500,000
   Phoenix Duff & Phelps Corp.                 600,000     4,125,000
   Phoenix Duff & Phelps Corp. -
     Pfd. Conv. Ser. A                          60,000     1,515,000
                                                       -------------
                                                          77,804,473
                                                       -------------

The accompanying notes are an integral part of these financial statements.

                        The Kaufmann Fund, Inc.
                        -----------------------

                        SCHEDULE OF INVESTMENTS
                        -----------------------

                           December 31, 1995
                           -----------------


                                                           Market
                                              Shares       Value
                                            ---------- -------------

FINANCIAL - FOREIGN -   .1%
-------------------
   Central European Growth Fund          #   1,975,000     1,180,890
   Central European Growth Fund -
     Warrants                            # *   400,000        31,061
   Min Xin Holdings                          3,450,000       490,786
   Min Xin Holdings - Warrants           # *   690,000        20,695
                                                       -------------
                                                           1,723,432
                                                       -------------


GAMING -   2.2%
------
   Ameristar Casinos, Inc.                 *   225,000     1,462,500
   Autotote Corp. - Class A            +   * 2,000,000     5,875,000
   Casino Data Systems, Inc.               *   325,000     8,125,000
   Grand Casinos, Inc.                     *   150,000     3,487,500
   Harvey's Casino Resorts, Inc.       +       475,000     8,550,000
   Hollywood Casino Corp. - Class A        *   180,000       765,000
   National Gaming Corp.               +   *   602,500     7,154,687
   Players International Inc.              * 1,000,000    10,687,500
   President Casinos, Inc.                 *    90,000       157,500
   Primadonna Resorts, Inc.                *   350,000     5,162,500
   Station Casinos, Inc.                   * 1,027,500    15,027,187
                                                       -------------
                                                          66,454,374
                                                       -------------


INDUSTRIAL -   .6%
----------
   Cameron Ashley Inc.                 +   *   550,000     5,637,500
   Computational Systems Inc.              *    60,000       930,000
   International UNP Holdings Ltd.       # * 2,420,000       815,233
   Liberty Technologies, Inc.              *   110,000       550,000
   NN Ball & Roller Inc.                       202,500     3,543,750
   Nuco2, Inc.                             *   150,000     1,950,000
   Simpson Manufacturing Co.               *   290,000     3,915,000
   Treadco, Inc.                               195,000     1,121,250
                                                       -------------
                                                          18,462,733
                                                       -------------


The accompanying notes are an integral part of these financial statements.

                        The Kaufmann Fund, Inc.
                        -----------------------

                        SCHEDULE OF INVESTMENTS
                        -----------------------

                           December 31, 1995
                           -----------------


                                                           Market
                                              Shares       Value
                                            ---------- -------------

LODGING -  6.2%
-------
   HFS Inc.                                * 1,700,000   138,975,000
   La Quinta Inns Inc.                         200,000     5,475,000
   Prime Hospitality Corp.                 *   600,000     6,000,000
   Red Lion Hotels Inc.                    *   100,000     1,750,000
   Renaissance Hotel Group N.V.            * 1,000,000    25,500,000
   Studio Plus America Inc.                *   180,000     4,635,000
   Supertel Hospitality Inc.               *   197,500     1,975,000
                                                       -------------
                                                         184,310,000
                                                       -------------


MEDIA & COMMUNICATIONS -   .4%
----------------------
   American Radio Systems Corp. - Class A  *    80,000     2,240,000
   Blonder Tongue Labs, Inc.               *   100,000       975,000
   Central European Media Enterprises Ltd. *   100,000     2,050,000
   Cinar Films Inc. - Class B              *   200,000     3,025,000
   Consolidated Graphics Inc.              *   100,000     2,600,000
   Lodgenet Entertainment Corp.            *    50,000       475,000
   Matav Cable System                      *    15,000       143,911
   Metrovision North America - Com.      # *    50,976             0
   Metrovision North America - Pfd.      # *    24,588             0
   Shared Technologies, Inc.            +  *   440,324     1,733,776
                                                       -------------
                                                          13,242,687
                                                       -------------


MEDICAL EQUIPMENT & SUPPLIES -  7.3%
----------------------------
   Arrow International Inc.                    210,000     8,347,500
   Combact Diagnostics                   # *    22,500     1,000,000
   Conmed Corp.                            *   292,500     7,312,500
   Endosonics Corp.                        *   100,000     1,512,500
   Exogen Inc.                             *   100,000     1,925,000
   Haemonetics Corp.                       *   590,000    10,472,500
   Heart Technology Inc.                   *   100,000     3,287,500
   Hemasure Inc.                           *   200,000     2,550,000
   Instent Inc.                            *    85,000     1,275,000
   Kensey Nash Corp.                       *   150,000     1,875,000
   Lifeline Systems Inc.                   *   200,000     2,425,000


The accompanying notes are an integral part of these financial statements.

                        The Kaufmann Fund, Inc.
                        -----------------------

                        SCHEDULE OF INVESTMENTS
                        -----------------------

                           December 31, 1995
                           -----------------


                                                           Market
                                              Shares       Value
                                            ---------- -------------

MEDICAL EQUIPMENT & SUPPLIES (Continued) -  7.3%
----------------------------
   MediSense, Inc.                      +  * 1,090,000    34,471,250
   Medstone International, Inc.            *   100,000     1,050,000
   Minntech Corp.                       +      696,900    13,720,219
   Molecular Devices Corp.                 *    90,000       945,000
   Neopath Inc.                            *   290,000     6,742,500
   Orthofix International N.V.          +  *   400,000     2,950,000
   Physician Sales & Service, Inc.      +  *   935,000    26,647,500
   Physio Control International Corp.      *   700,000    12,512,500
   PLC Systems Inc.                        *   300,000     4,987,500
   Pyxis Corp.                          +  * 1,867,500    27,312,187
   Quantech Ltd.                         # *   600,000       125,000
   Steris Corp.                            *   500,000    16,125,000
   Sunrise Technologies Inc. - Warrants  # *    11,500             0
   Technol Medical Products Inc.           *   485,500     8,739,000
   Trex Medical Corp.                    # *    20,000       205,000
   Vivus Inc.                              *   280,000     8,750,000
   Zoll Medical Corp.                   +  * 1,087,500     9,787,500
                                                       -------------
                                                         217,052,656
                                                       -------------


MEDICAL SERVICES -  14.2%
----------------
   ABR Information Services, Inc.          *   150,000     6,600,000
   AHI Healthcare Systems Inc.          +  *   945,000     5,433,750
   ARV Assisted Living Inc.                *   300,000     3,525,000
   Access Health Marketing, Inc.        +  *   800,000    35,400,000
   Advantage Health Corp.               +  *   689,000    30,057,625
   American Medical Response, Inc.         *   380,000    12,350,000
   American Oncology Resources Inc.        *   200,000     9,725,000
   Amisys Managed Care Systems Inc.        *   100,000     1,900,000
   Apogee Inc.                             *   235,000     2,173,750
   Arbor Heatlh Care Co.                   *   177,500     3,106,250
   Avecor Cardiovascular Inc.              *    90,000     1,597,500
   Bard (C.R.) Inc.                            616,495    19,881,964
   Boston Scientific Corp.                 *    80,000     3,920,000
   Community Health Systems, Inc.          *   368,900    13,142,062
   Compdent Corp.                       +  *   505,000    20,957,500
   CRA Managed Care Inc.                   *   200,000     4,375,000
   Cryolife Inc.                           *    30,000       465,000
   De Rigo S.P.A. ADR                      *   200,000     4,550,000

The accompanying notes are an integral part of these financial statements.

                        The Kaufmann Fund, Inc.
                        -----------------------

                        SCHEDULE OF INVESTMENTS
                        -----------------------

                           December 31, 1995
                           -----------------


                                                           Market
                                              Shares       Value
                                            ---------- -------------

MEDICAL SERVICES (Continued) - 14.2%
----------------
   Diagnostic Products Corp.                   500,000    18,937,500
   GMIS Inc.                               *   100,000     1,300,000
   Healthdyne Technologies Inc.            *   300,000     3,450,000
   Health Management Systems, Inc.      +  *   300,000    11,700,000
   Healthplan Services Corp.               *   101,000     2,525,000
   Healthsouth Corp.                       *   350,000    10,193,750
   Horizon Healthcare Corp.                *   250,000     6,312,500
   ICU Medical Inc.                        *   102,500     1,742,500
   Inphynet Medical Management Inc.        *   400,000     9,600,000
   Isomedix Inc.                        +  *   730,000    10,493,750
   Lincare Holdings, Inc.               +  * 1,572,500    39,312,500
   Lunar Corp.                             *    82,500     2,268,750
   Mecon, Inc.                             *   100,000     1,587,500
   Myriad Genetics Inc.                    *    50,000     1,631,250
   National Dentex Corp.                +  *   237,000     5,806,500
   National Surgery Centers Inc.           *   200,000     4,600,000
   Orthodontic Centers of America, Inc.    *   235,000    11,338,750
   Pediatric Services of America Inc.   +  *   372,500     5,866,875
   Pet Practice Inc., The               +  *   500,000     5,125,000
   Physician Reliance Network Inc.         *   400,000    15,900,000
   Physicians Resource Group Inc.       +  *   270,000     5,366,250
   Quorum Health Group Inc.                *   360,000     7,920,000
   Raytel Medical Corp.                 +  *   400,000     3,400,000
   Serologicals Corp.                      *   200,000     3,300,000
   Sheridan Healthcare Inc.             +  *   400,000     4,850,000
   Sola International Inc.                 *   300,000     7,575,000
   Spine-Tech Inc.                         *    50,000     1,162,500
   Sterling House Corp.                 +  *   302,000     2,906,750
   Summit Medical Systems Inc.             *   150,000     3,225,000
   Total Renal Care Holdings Inc.          *   110,000     3,245,000
   United Dental Care Inc.                 *   200,000     8,250,000
   Universal Standard Medical Labs, Inc.+  *   700,000     2,975,000
   Uromed Corp.                            *    55,000       708,125
   Vencor, Inc.                            *   200,000     6,500,000
   Veterinary Centers of America Inc.      *    50,000       843,750
   Waters Corp.                            *   800,000    14,600,000
   Xenometrix Inc. - Pfd.                # *    50,000             0
                                                       -------------
                                                         425,679,901
                                                       -------------

The accompanying notes are an integral part of these financial statements.

                        The Kaufmann Fund, Inc.
                        -----------------------

                        SCHEDULE OF INVESTMENTS
                        -----------------------

                           December 31, 1995
                           -----------------


                                                           Market
                                              Shares       Value
                                            ---------- -------------

MISCELLANEOUS -   .9%
-------------
   Buckeye Cellulose Corp.                 *   700,000    15,400,000
   C.P. Pokphand Co.                         9,998,000     4,008,251
   Concepts Direct Inc.                  # *     8,500             0
   Kumagai Gumi Ltd.                         1,086,000       786,499
   Storage USA, Inc.                           200,000     6,525,000
   Techniche Limited                       *   225,100       527,029
   Trinity Biotech PLC                   # *    48,131             0
                                                       -------------
                                                          27,246,779
                                                       -------------


NETWORKING - 1.4%
----------
   3Com Corp.                              *    10,000       466,250
   Bay Networks Inc.                       *   195,000     8,019,375
   Cisco Systems Inc.                      *   100,000     7,462,500
   Desktop Data Inc.                       *     1,000        24,500
   Fore Systems Inc.                       *   160,000     9,520,000
   Network Computing Devices Inc.          *   280,800     2,000,700
   Olicom A/S                              *   275,000     4,193,750
   Proteon Inc.                            *   200,000     1,325,000
   Teklogix International Inc.             *   100,000       970,341
   Tellabs Inc.                            *   100,000     3,700,000
   Unison Software Inc.                    *   215,000     3,708,750
                                                       -------------
                                                          41,391,166
                                                       -------------


OFFICE & BUSINESS EQUIPMENT - 3.3%
---------------------------
   Alco Standard Corp.                         100,000     4,562,500
   Checkmate Electronics Inc.              *    20,000       295,000
   Danka Business Systems PLC ADR            1,300,000    48,100,000
   Data Documents Inc.                     *    94,300       813,337
   International Imaging Materials, Inc.   *   145,000     3,661,250
   Nu-Kote Holdings Inc. - Class A      +  * 2,350,000    39,950,000
                                                       -------------
                                                          97,382,087
                                                       -------------

The accompanying notes are an integral part of these financial statements.

                        The Kaufmann Fund, Inc.
                        -----------------------

                        SCHEDULE OF INVESTMENTS
                        -----------------------

                           December 31, 1995
                           -----------------


                                                           Market
                                              Shares       Value
                                            ---------- -------------

OIL & GAS -   .9%

   AMBAR , Inc.                         +  *   282,800     2,439,150
   Arakis Energy Corp.                     *   409,300     1,227,900
   Bellwether Exploration Co.           +  *   625,000     3,593,750
   Benton Oil & Gas Co.                    *   393,300     5,899,500
   Coda Group PLC                          * 1,105,000     3,672,465
   Hardman Resoures AUD                  # *   562,500             0
   Harken Energy Corp.                     *   238,100       416,675
   NUMAR Corp.                             *   200,000     2,225,000
   St. Mary Land & Exploration Co.             190,400     2,665,600
   Snyder Oil Corp.                            100,000     1,212,500
   Tide West Oil Co.                       *   295,000     3,945,625
                                                       -------------
                                                          27,298,165
                                                       -------------

PHARMACEUTICAL -   .4%
--------------
   Akorn Inc.                              *   317,000       812,312
   Anika Research, Inc.                 +  *   150,000       581,250
   Biokine Technology Ltd.               # *       125             0
   Cygnus Inc.                             *    10,000       223,750
   Ergo Science Corp.                      *    10,000       142,500
   Incyte Pharmaceuticals Inc.             *    90,000     2,250,000
   Matrix Pharmaceutical Inc.              *   100,000     1,875,000
   Neose Pharmaceuticals, Inc. - Pfd.    # *    16,667             0
   Parexel International Corp.             *   100,000     3,325,000
   Pharmacyclics Inc.                      *   300,000     4,200,000
   Titan Pharmaceuticals Inc. - Pfd.     # *    46,131             0
                                                       -------------
                                                          13,409,812
                                                       -------------

REITS -  2.3%
-----
   Equity Inns Inc.                            150,000     1,725,000
   Equity Residential Properties Trust         400,000    12,250,000
   Felcor Suite Hotels Inc.             +      600,000    16,650,000
   First Commonwealth Inc.                 *    50,000     1,300,000
   Innkeepers USA Trust                 +      350,000     3,193,750
   Manufactured Home Communities, Inc.  +    1,351,000    23,642,500
   RFS Hotel Investors, Inc.                   325,000     4,996,875
   Starwood Lodging Trust SBI Paired CTF.      200,000     5,950,000
                                                       -------------
                                                          69,708,125
                                                       -------------


The accompanying notes are an integral part of these financial statements.

                        The Kaufmann Fund, Inc.
                        -----------------------

                        SCHEDULE OF INVESTMENTS
                        -----------------------

                           December 31, 1995
                           -----------------


                                                           Market
                                              Shares       Value
                                            ---------- -------------

RESTAURANTS -   .2%

   Cheesecake Factory Inc., The            *   180,000     3,870,000
   Starbucks Corp.                         *   100,000     2,100,000
                                                       -------------
                                                           5,970,000
                                                       -------------

RETAIL -  12.4%
------
   Amway Asia Pacific Ltd.                     400,000    14,250,000
   Autozone, Inc.                          *   600,000    17,325,000
   Baby Superstore, Inc.                   *   450,000    25,650,000
   Bed, Bath & Beyond, Inc.                *   100,000     3,881,250
   Borders Group Inc.                      *   500,000     9,250,000
   Carrefour S.A.                          *    15,000     9,100,470
   Cash America International, Inc.        *   100,000       550,000
   CUC International Inc.                  *   200,000     6,825,000
   Compucom Systems Inc.                   *   400,000     3,800,000
   Dave & Buster's Inc.                    *   225,000     2,728,125
   Department 56, Inc.                     *   425,000    16,309,375
   Dollar Tree Stores Inc.                 *   250,000     6,187,500
   Gadzooks Inc.                           *   200,000     5,050,000
   Garden Ridge Corp.                      *   180,500     6,994,375
   Global DirectMail Corp.                 *   400,000    11,000,000
   Gymboree Corp.                          *   100,000     2,062,500
   Heilig-Meyers Co.                           150,000     2,756,250
   Hollywood Entertainment Corp.           *   175,000     1,465,625
   Home Depot, Inc.                            200,000     9,575,000
   Kohl's Corp.                            *   500,000    26,250,000
   Lone Star Steakhouse & Saloon Inc.      *   130,000     4,988,750
   Maxim Group Inc., The                +  *   500,000     6,750,000
   Monro Muffler Brake, Inc.            +  *   550,000     7,631,250
   MSC Indl Direct, Inc.                   *   401,000    11,027,500
   Office Depot Inc.                       *   500,000     9,875,000
   O'Reilly Automotive, Inc.            +  *   390,000    11,310,000
   PETsMART, Inc.                          *   550,000    17,050,000
   Regis Corp.                                 250,000     6,000,000
   Schein (Henry) Inc.                     *   320,000     9,440,000
   Sonic Corp.                             *   250,000     4,750,000
   Staples Inc.                            *   230,000     5,606,250
   Sunglass Hut International, Inc.        *   900,000    21,375,000
   Tiffany & Co.                                32,500     1,637,188
   Viking Office Products, Inc.            * 1,200,000    55,800,000
   Wetherspoon (J.D.) Corp.                  1,542,427    15,450,620
                                                       -------------
                                                         369,702,028
                                                       -------------


The accompanying notes are an integral part of these financial statements.

                        The Kaufmann Fund, Inc.
                        -----------------------

                        SCHEDULE OF INVESTMENTS
                        -----------------------

                           December 31, 1995
                           -----------------


                                                           Market
                                              Shares       Value
                                            ---------- -------------

SEMICONDUCTOR & EQUIPMENT - 12.3%
-------------------------
   Advanced Technology Materials Inc.      *   132,500     1,325,000
   Alpha Industries Inc.                +  *   405,000     5,720,625
   Altera Corp.                            * 1,852,000    92,137,000
   Applied Materials, Inc.                 *   800,000    31,500,000
   ASM Lithography Holdings NV             *   470,000    15,627,500
   Burr-Brown Corp.                        *   200,000     5,100,000
   C.P. Clare Corp.                     +  *   500,000    10,250,000
   Cypress Semiconductor Corp.             *   150,000     1,912,500
   ESS Technology Inc.                     *   400,000     9,200,000
   ETEC Systems Inc.                       *   103,000     1,158,750
   EXAR Corp.                              *   145,000     2,138,750
   FSI International Inc.                  *    94,000     1,903,500
   Fusion Systems Corp.                    *    70,000     1,960,000
   GaSonics International Corp.            *   146,250     1,974,375
   Integrated Device Technology Inc.       *   125,000     1,609,375
   Intel Corp.                                  10,000       567,500
   International Rectifier Corp.           *   800,000    20,000,000
   LSI Logic Corp.                         *   550,000    18,012,500
   MEMC Electronic Materials Inc.          *   700,000    22,837,500
   Microchip Technology, Inc.           +  * 1,670,000    60,955,000
   Micron Technology Inc.                      150,000     5,943,750
   Oak Technology Inc.                     *   500,000    21,125,000
   Ontrak Systems Inc.                     *    15,000       217,500
   Supertex, Inc.                          *   100,000     1,037,500
   Telcom Semiconductor Inc. - Class A     *   199,000     1,442,750
   Teradyne Inc.                           *   200,000     5,000,000
   Tower Semiconductor Ltd.                *   205,000     4,535,625
   Uniphase Corp.                       +  *   260,000     9,295,000
   Vitesse Semiconductor Corp.             *   500,000     6,375,000
   Xilinx, Inc.                            *   225,000     6,862,500
   Zoran Corp.                             *    10,000       207,500
                                                       -------------
                                                         367,932,000
                                                       -------------

SERVICE -  4.7%
-------
   Ambassadors International Inc.       +  *   395,000     3,851,250
   AMRE Inc.                               *   100,000     1,462,500
   APAC Teleservices Inc.                  *   100,000     3,337,500
   Apollo Group, Inc.                      *   900,001    35,212,539
   Barrett Business Services, Inc.      +  *   300,000     4,425,000
   Consolidated Delivery Logistics Inc.    *   300,000     3,300,000
   Cort Business Services Corp.         +  *   578,000     9,537,000

The accompanying notes are an integral part of these financial statements.

                        The Kaufmann Fund, Inc.
                        -----------------------

                        SCHEDULE OF INVESTMENTS
                        -----------------------

                           December 31, 1995
                           -----------------


                                                           Market
                                              Shares       Value
                                            ---------- -------------

SERVICE (Continued) - 4.7%

   CYRK, Inc.                           +  * 1,320,000    12,870,000
   Employee Solutions Inc.                 *   145,000     4,930,000
   Equity Corporation International Inc.   *   250,000     5,937,500
   Healthsource Inc.                       *   100,000     3,600,000
   Rentokil Group PLC                      *   925,000     4,812,471
   RTW Inc.                             +  *   400,000    10,500,000
   SITEL Corp.                             *   221,000     6,768,125
   SOS Staffing Services Inc.              *   140,000     1,312,500
   Sylvan Learning Systems, Inc.        +  *   800,000    23,800,000
   U.S. Delivery Systems, Inc.             *   199,259     5,778,511
                                                       -------------
                                                         141,434,896
                                                       -------------


TELECOMMUNICATIONS -  2.7%
------------------
   Alantec Corp.                           *     3,000       174,750
   AML Communications, Inc.                *   175,000     1,837,500
   Celcore, Inc.                         # *    85,000       510,000
   CIDCO, Inc.                             *   285,000     7,267,500
   Comverse Technology Inc.                *   200,000     4,000,000
   Davox Corp.                             *    10,000       118,750
   DSC Communications Corp.                *   355,000    13,090,625
   ECI Telecom Ltd.                        *    20,000       456,250
   Interdigital Communication Corp.        *    50,000       368,750
   Mastec, Inc.                            *   400,000     5,300,000
   Network Equipment Technologies, Inc.    *    85,900     2,351,512
   Proxim Inc.                             *   307,000     5,449,250
   Summa Four, Inc.                     +  *   419,500     5,610,812
   Tekelec Inc.                         +  *   610,000     6,405,000
   Tele-Communications International Inc.  *   100,000     2,275,000
   Teltrend Inc.                        +  *   350,000    16,362,500
   T-Netix Inc.                            *    60,000       600,000
   Transaction Network Services Inc.       *   180,000     4,500,000
   Wegener Corp.                         # *   393,000     2,999,101
                                                       -------------
                                                          79,677,300
                                                       -------------

The accompanying notes are an integral part of these financial statements.

                        The Kaufmann Fund, Inc.
                        -----------------------

                        SCHEDULE OF INVESTMENTS
                        -----------------------

                           December 31, 1995
                           -----------------


                                                           Market
                                              Shares       Value
                                            ---------- -------------

TRANSPORTATION - AIR -  1.4%
--------------------
   Atlas Air Inc.                          *   325,000     5,443,750
   Eagle USA Airfreight, Inc.              *   365,000     9,581,250
   Expeditors International of
     Washington, Inc.                          140,000     3,657,500
   Fritz Companies, Inc.                   *   200,000     8,300,000
   Great Lakes Aviation, Ltd.           +  *   569,000     2,133,750
   Mark VII Inc.                           *   100,000     1,550,000
   OMI Corp.                               *   550,000     3,575,000
   Team Rent Group Inc.                 +  *   219,500     1,865,750
   United Transnet, Inc.                   *   300,000     4,612,500
                                                       -------------
                                                          40,719,500
                                                       -------------

TOTAL STOCKS (Cost $2,014,008,155)                    $2,980,627,566
                                                       =============

The accompanying notes are an integral part of these financial statements.

                        The Kaufmann Fund, Inc.
                        -----------------------

                        SCHEDULE OF INVESTMENTS
                        -----------------------

                           December 31, 1995
                           -----------------


                                               Face        Market
CONVERTIBLE BONDS -   .3%                     Amount       Value
-----------------                          ----------- -------------

Baby Superstore Inc.
4.875%   10/01/2000                        $ 4,000,000     4,590,000

Exide Corp.
2.9%   12/15/2005                            5,000,000     3,600,000

Future Healthcare, Inc.
5.5%   07/01/2003                              500,000       250,000

Kumagai Gumi Ltd.
4.875%   12/08/1998                            500,000       441,250

Sales Dynamics, Inc.
8%  01/01/1997                           #   1,000,000       500,000

Shangri-La Asia Ltd.
2.875%  12/16/2000                           1,200,000       996,000
                                                         -----------


TOTAL CONVERTIBLE BONDS (Cost $10,651,282)              $ 10,377,250
                                                         ===========


TOTAL INVESTMENTS - 100%                              $2,991,004,816
   (Cost $2,024,659,437)                               =============


Legend

    % Represents percentage of total portfolio owned
    * Non-income producing during the year
    + Affiliated company (See Note 7 of Notes to
        Financial Statements)
    # Restricted securities - investment in securities not registered under the Securities Act of 1933 (see Notes 1 and 5 of Notes to
        Financial Statements)


The accompanying notes are an integral part of these financial statements.

                        The Kaufmann Fund, Inc.
                        -----------------------

                   SCHEDULE OF SECURITIES SOLD SHORT
                   ---------------------------------

                           December 31, 1995
                           -----------------


                                                           Market
STOCKS                                       Shares        Value
------                                     ----------  -------------

Able Telcom Holding Corp.                      15,000   $    108,750
American Oncology Resources Inc.              100,000      4,862,500
American Online Inc.                           80,000      3,000,000
American Power Conversion Corp.               250,000      2,379,750
Appollo Group, Inc.                            35,000      1,369,375
BMC Software Inc.                              40,000      1,710,000
BroadBand Technologies Inc.                    20,000        325,000
CBT Group Publishing Ltd.                     155,000      8,215,000
Cerner Corp.                                  210,000        410,000
Chantal Pharmaceutical Corp.                   74,700      2,035,575
Cisco Systems Inc.                             20,000      1,492,500
Detroit Diesel Corp.                          150,000      2,793,750
Diametrics Medical Inc.                       100,000        487,500
EMPI Inc.                                      30,000        765,000
EPIC Design Technology Inc.                   145,200      3,049,200
Gemstar Group Ltd.                            187,500      5,320,313
Gibson Greetings Inc.                          50,000        800,000
Grand Casinos Inc.                            150,000      3,487,500
HNC Software Inc.                              10,000        477,500
Hummingbird Communications Ltd.                43,000      1,741,500
ICC Technologies Inc.                          60,500        665,500
Immunex Corp. (New)                            85,000      1,402,500
INSO Corp.                                    110,000      4,675,000
Integrated Silicon Solution, Inc.              50,000        757,500
Isolyser Inc.                                  44,200        618,800
I-STAT Corp.                                   55,000      1,787,500
Lone Star Steakhouse & Saloon Inc.            130,000      4,988,750
Mercury Finance Co.                           314,550      4,167,787
METATEC Corp.                                     200          2,200
Micron Technology Inc.                        150,000      5,943,750
Navistar International Corp.                  200,000      2,100,000
Netscape Communications Co.                    15,000      2,085,000
North American Vaccine Inc.                   448,600      6,336,475
Occidental Petroleum Corp.                    350,000      7,481,250
Organogenesis Inc.                            476,375      8,753,391
Panda Project, Inc., The                       17,200        374,100
Peoplesoft Inc.                                15,000        645,000
Physicians Computer Network, Inc.             150,000      1,350,000
Premenos Technology Corp.                     100,000      2,637,500
Presstek, Inc.                                 20,600      1,946,700
Roadmaster Industries Inc.                     36,900         87,637
Roadway Services Inc.                          50,000      2,443,750


The accompanying notes are an integral part of these financial statements.

                        The Kaufmann Fund, Inc.
                        -----------------------

                   SCHEDULE OF SECURITIES SOLD SHORT
                   ---------------------------------

                           December 31, 1995
                           -----------------


                                                           Market
STOCKS (Continued)                           Shares         Value
------------------                         ----------  -------------

SAFECO Corp.                                   20,000        690,000
Sequent Computer Systems Inc.                  50,000        725,000
Stratacom Inc.                                 25,000      1,837,500
Summit Medical Systems Inc.                   150,000      3,225,000
Summit Technology, Inc.                        75,000      2,531,250
Trinquint Semiconductor Inc.                   12,500        168,750
Union Carbide Corp.                            20,000        750,000
Uunet Technologies Inc.                        10,000        630,000
Verity Inc.                                    50,000      2,212,500
Williams-Sonoma Inc.                          100,000      1,850,000
                                                         -----------
TOTAL SECURITIES SOLD SHORT                             $120,700,803
                                                         ===========

The accompanying notes are an integral part of these financial statements.

                                PART C

                                PART C

                           OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements
          --------------------


The following financial statements for the calendar year ending December 31, 1995 appear in the Fund's Prospectus or in the Statement of Additional Information.

          In Prospectus
          -------------

          (1)  Per Share Income and Capital Changes -
               Ten Years - December 31, 1986-1995

          In Statement of Additional Information
          --------------------------------------

          (2)  Statement of Assets and Liabilities - December 31,
               1995

          (3)  Statement of Operations - December 31, 1995

          (4)  Statement of Changes in Net Assets - December 31,
               1994 and December 31, 1995

          (5)  Notes to Financial Statements - December 31, 1995

          (6)  Financial Highlights - Five Years - December 31, 1991-1995

          (7)  Schedule of Investments - December 31, 1995

          (8)  Schedule of Securities Sold Short - December 31, 1995

     (b)  Exhibits
          --------

                                                                   Exhibit No.
                                                                   -----------

          (1)  Copies of the Certificate of
               Incorporation as now in effect;


               Certificate of Incorporation,
               as amended                                            1

          (2)  Copies of the existing By-Laws
               or instruments corresponding
               thereto;

               Copy of By-Laws                                       2


          (3)  Copies of any voting Trust                            None
               Agreement with respect to
               more than 5% of any class
               of equity securities of
               the Registrant.

          (4)  Specimens of copies of each
               security issued by the
               Registrant, including copies
               of all constituent instruments,
               defining the rights of the
               holders of such securities and
               copies of each security being
               registered;

               The Kaufmann Fund, Inc.                               4*
               Certificate of Common Stock

          (5)  Copies of all investment
               advisory contracts relating to
               the management of the Assets
               of the Registrant;


               Copy of Investment Management                         5
               Agreement between The Kaufmann
               Fund, Inc. and Edgemont Asset
               Management Corporation as amended.

          (6)  Copies of each underwriting or                        None
               distribution contract between
               the Registrant and a principal
               underwriter, and specimens of
               copies of all agreements between
               principal underwriters and dealers.

          (7)  Copies of all bonus, profit                           None
               sharing, pension or other similar
               arrangements wholly or partly for
               the benefit of Directors or
               Officers of the Registrant in
               their capacity as such; any such
               plan that is not set forth in a
               formal document, furnish a
               reasonably detailed description thereof.

          (8)  Copies of all custodian
               agreements and depository
               contracts under Section 17(f)
               of the 1940 Act with respect
               to securities and similar
               investments.

               Form of Custodian Agreement                           8**
               between and The Kaufmann Fund,
               Inc. and State Street Bank and
               Trust Company.

          (9)  Copies of all material contracts
               not made in the ordinary course
               of business which are to be
               performed in whole or in part at
               or after the date of the filing of
               the Registration Statement;

               (a)  Form of Transfer Agency                          9(a)**
                    and Service Agreement between
                    The Kaufmann Fund, Inc. and Boston
                    Financial Data Services, Inc.

               (b)  Copy of Accounting Services                      9(b)**
                    Agreement between The Kaufmann
                    Fund, Inc. and Boston Financial
                    Data Services, Inc.

               (c)  Copy of Authorization Agreement                  9(c)**
                    for payment of Service Fees

          (10) An opinion and consent of counsel
               as to the legality of the securities
               being registered, indicating whether
               they will, when sold, be legally
               issued, fully paid and non-assessable;

               Opinion of counsel and consent
               filed on February 15, 1996 as
               part of Rule 24f-2 Notice for
               securities transactions in 1995.

          (11) Copies of any other opinions,
               appraisals or rulings and consents
               to the use thereof relied on in the
               preparation of this Registration
               Statement and required by Section 7
               of the 1933 Act.


               (a)  Opinion of Sanville                              11(a)
                    Company - Certified Public
                    Accountants

               (b)  Consent of Sanville &                            11(b)
                    Company


          (12) All financial statements                              None
               omitted from Item 23;

          (13) Copies of any agreements or                           None
               understandings made in
               consideration for providing the
               initial capital between and among
               the Registrant, the Underwriter,
               adviser, promoter, or initial
               stockholders that their purchases
               were made for investment purposes
               without any present intention of
               redeeming or reselling.

          (14) Copies of model plan used in the
               establishment of any retirement plan
               in conjunction with which Registrant
               offers its securities, any instructions
               thereto, and any other documents making
               up the model plan.  Such form(s) should
               disclose the costs and fees charged in
               connection therewith.

               Copy of State Street Bank and Trust                   14(a)**
               Company Individual Retirement
               Custodial Account.

               Copy of Disclosure Statement.                         14(b)**

          (15) Copies of any plan entered into
               by Registrant pursuant to Rule 12b-1
               under the 1940 Act, which describes
               all material aspects of the
               financing of distribution or
               Registrant's shares, and
               any agreements with any person
               relating to implementation of such
               Plan.

               Plan of Distribution adopted                          15(a)*
               by The Kaufmann Fund, Inc.

               Agreement Pursuant to Plan of                         15(b)*
               Distribution between The
               Kaufmann Fund, Inc. and Edgemont
               Asset Management Corporation

          (16) Schedule for computation
               of each performance quotation
               provided in the Registration
               Statement in response to Item 22
               (which need not be audited).

               Computation of a $1,000                               16
               Hypothetical Investment in
               the Fund, as set forth in
               Prospectus Fee Table


 * An Exhibit to Post-Effective Amendment No. 37 which was filed on December 11, 1993.

** An Exhibit to Post-Effective Amendment No. 43 which was filed on
   March 15, 1995.

All Exhibits except those filed with this Post-Effective Amendment are hereby incorporated by reference.

Item 25.  Persons Controlled by or Under Common Control With Registrant
          -------------------------------------------------------------

          There are no persons controlled by or under common control with Registrant.

Item 26.  Number of Holders of Securities
          -------------------------------

          (a)  Title of Class
               --------------

               Common Capital Stock, $.10 par value

          (b)  Number of Record Holders

               ------------------------

               As of December 31, 1995 - 191,498


Item 27.  Indemnification
          ---------------

          (a) General. The Articles of Incorporation (the "Articles") of the Fund provide that to the fullest extent permitted by Maryland or federal law, no director or officer of the Fund shall be personally liable to the Fund or its shareholders for money damages and each director and officer shall be indemnified by the Fund. The By-Laws of the Fund provide that the Fund shall indemnify any individual who is a present or former director or officer of the Fund and who, by reason of his position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a "Proceeding") against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law.

          (b) Disabling Conduct. Both the Articles and the By-Laws provide, however, that nothing therein shall be deemed to protect any director or officer against any liability to the Fund or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct").

              The By-Laws provide that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

          (c) Standard of Conduct. Under Maryland law, the Fund may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.
              No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination, in accordance with Maryland law, has been made that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

          (d) Required Indemnification. Maryland law requires that a director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

          (e) Advance Payment. The By-Laws provide that the Fund may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. In accordance with the By-Laws, such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Fund shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither "interested persons" of the Fund, as defined in
              Section 2(a)(19) of the 1940 Act, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

          (f) Insurance. The By-Laws provide that, to the fullest extent permitted by Maryland law and Section 17(h) of the 1940 Act, the Fund may purchase and maintain insurance on behalf of any officer or director of the Fund, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Fund would have the power to indemnify him or her against such liability.

Item 28.  Business and Other Connections of Investment Advisor
          ----------------------------------------------------

    Bowling Green Securities, Inc., 140 East 45th Street, 43rd Floor, New York, New York 10017, is wholly owned by Hans P. Utsch. Mr. Utsch is the Chairman of the Board and owner of 50% of the outstanding voting securities of Edgemont Asset Management Corporation. Mr. Lawrence Auriana is a registered representative of Bowling Green Securities, Inc. and is a director and president of Edgemont Asset Management Corporation and owns 50% of the outstanding voting securities of such company.

Item 29.  Principal Underwriter
          ---------------------

          The Fund does not have a principal underwriter

Item 30.  Location of Accounts and Records
          --------------------------------

          The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing) records, are maintained by the Fund at 140 East 45th Street, 43rd Floor, New York, New York 10017; the Fund's accounting and transfer agency records are maintained at Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, MA 02171.

Item 31.  Management Services
          -------------------

          There are no management service contracts not described in Part A or Part B of Form N-1A

Item 32.  Undertakings
          ------------

          a) The Fund undertakes to provide a copy of its most recent Annual Report without charge to any recipient of its currently effective prospectus who requests the information.

          b) The Fund agrees that the Directors of the Fund will promptly call a meeting of shareholders for the purpose of acting upon questions of removal of a director or directors when requested in writing to do so by the record holder of not less than 10% of the outstanding shares.

                       COUNSEL'S REPRESENTATION

    Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of The Kaufmann Fund, Inc. does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.



                                        /s/ Martin V. Miller
                                        _________________________
                                        MARTIN V. MILLER,
                                        Counsel for
                                        The Kaufmann Fund, Inc.